As filed with the Securities and Exchange Commission on March 9, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

THE KENSINGTON FUNDS
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200C, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

Kensington Investment Group, Inc.
(800) 253-2949
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

A N N U A L R E P O R T

Y E A R  E N D E D  D E C E M B E R  3 1 ,  2 0 0 8

T H E  K E N S I N G T O N  F U N D S

Real Estate Securities Fund

Strategic Realty Fund

Select Income Fund

International Real Estate Fund

Global Real Estate Fund

Global Infrastructure Fund

Income Oriented.
Value Driven.

T h e K e n s i n g t o n F u n d s

Investments in the funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the funds do not constitute a complete investment plan and should be considered a long term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice and are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

TABLE OF CONTENTS

A LETTER FROM THE PRESIDENT	4

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a Glance	6
Management’s Discussion and Analysis	8
Expense Example	10
Schedule of Portfolio Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Other Share Class Results	20

KENSINGTON STRATEGIC REALTY FUND
Results at a Glance	21
Management’s Discussion and Analysis	23
Expense Example	25
Schedule of Portfolio Investments	26
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Statement of Cash Flows	33
Financial Highlights	34
Other Share Class Results	36

KENSINGTON SELECT INCOME FUND
Results at a Glance	37
Management’s Discussion and Analysis	39
Expense Example	42
Schedule of Portfolio Investments	43
Statement of Assets and Liabilities	48
Statement of Operations	49
Statement of Changes in Net Assets	50
Statement of Cash Flows	52
Financial Highlights	54
Other Share Class Results	56

KENSINGTON INTERNATIONAL REAL ESTATE FUND
Results at a Glance	57
Management’s Discussion and Analysis	59
Expense Example	61
Schedule of Portfolio Investments	62
Statement of Assets and Liabilities	65
Statement of Operations	66
Statement of Changes in Net Assets	67
Financial Highlights	70
Other Share Class Results	72

KENSINGTON GLOBAL REAL ESTATE FUND
Results at a Glance	73
Management’s Discussion and Analysis	75
Expense Example	77
Schedule of Portfolio Investments	78
Statement of Assets and Liabilities	82
Statement of Operations	83
Statement of Changes in Net Assets	84
Financial Highlights	86
Other Share Class Results	88

KENSINGTON GLOBAL INFRASTRUCTURE FUND
Results at a Glance	89
Management’s Discussion and Analysis	91
Expense Example	93
Schedule of Portfolio Investments	94
Statement of Assets and Liabilities	98
Statement of Operations	99
Statement of Changes in Net Assets	100
Financial Highlights	102
Other Share Class Results	104

NOTES TO THE FINANCIAL STATEMENTS	105

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	115

OTHER DISCLOSURES	116

DEFINITIONS	116

FUND MANAGEMENT	117

T H E K E N S I N G T O N F U N D S

A LETTER FROM THE PRESIDENT

Investment Review

The world economy took one giant step backward in 2008. A crisis that began in residential mortgage-backed securities spread throughout credit markets, weakening the balance sheets of financial institutions and ultimately resulting in a shock to global securities markets and shattered investor confidence.

Against this backdrop, each of the Kensington Funds declined in 2008, hurt by the steep pullbacks seen in global real estate and infrastructure markets in the second half of the year. Commercial real estate stocks and preferred securities were caught in the eye of the storm, with fears of impending debt maturities and expectations of waning demand for property taking center stage. Infrastructure stocks were affected by declining energy prices and news of a rapidly accelerating global economic downturn.

Investment Outlook

As markets are inherently forward-looking, we believe that stocks have priced in an exceedingly pessimistic outlook for real estate and infrastructure companies. While there are still important risks for investors to consider today, we believe that investors with a longer term investment horizon and tolerance for continued near term volatility should maintain a commitment to a diversified portfolio in order to participate in the eventual recovery.

We are in the midst of one of the major economic events of the last century. There has truly been a worldwide reassessment of risk, with investors fleeing stocks, bonds and commodities en masse. We believe that 2009 will prove to be a year of transition, with coordinated bailout and stimulus efforts of governments around the world providing the basis for the beginnings of a stock market recovery, which will likely precede a resumption of economic growth.

While the length and depth of the global recession is impossible to predict, it is worth noting that in a sluggish economic growth environment, dividends tend to play an important role in driving returns. This may help support real estate and some infrastructure securities as investors seek current income in addition to total return.

In this unprecedented environment, we continue to invest for the long term, with an increased emphasis on companies with strong balance sheets, transparent earnings, low leverage levels and top notch management teams. We believe that these companies are best poised to both withstand the current crisis and thrive when economic activity picks up again.

We continue to invest around the macro themes that we believe will ultimately refuel global economic growth: globalization, urbanization and technological advances. These fundamental drivers continue to be the basis of our constructive long term outlook for global real estate and infrastructure markets.

We are working hard to see that our Funds recover over time, as the overall environment improves. We cannot overemphasize our appreciation for your patience and confidence through these challenging times.

Sincerely,

John Kramer
President and co-Chief Investment Officer

Please see the following page for important information.

Past performance is no guarantee of future results. Please refer to the following pages for complete fund specific performance information.

Mutual fund investing involves risk. Principal loss is possible. Investments in mortgage-backed securities include additional risks including but not limited to credit risk, pre-payment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Diversification does not assure a profit or protect against a loss in a declining market.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Results at a Glance

Average Annualized Returns In Percent				Since	Cash	30-Day
For Year Ended 12/31/08	1	3	5	Inception	Distribution	SEC
With All Distributions Reinvested	Year	Years	Years	(12/31/02)	Rate[1]	Yield[2]
Real Estate Securities Fund – A Share at NAV	-44.58	-14.46	-1.73	3.64	4.59%	5.39%
Real Estate Securities Fund – With Load	-47.77	-16.13	-2.89	2.62	4.33%	5.08%
MSCI U.S. REIT Index[3]	-37.97	-11.14	0.67	5.94
S&P 500 Index[4]	-37.00	-8.35	-2.19	2.38
Expense Ratio as of 12/31/07[5] : 1.47% net operating expenses 1.47% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 20.

1 The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. The fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized by the issuer as capital gains and/or return of capital for tax purposes following year-end. To the extent this occurs, distributions paid by the fund during the year will also be reclassified to reflect these REIT recharacterizations. If these changes occur, they may reduce the net investment income component of the fund distributions and increase the capital gain and/or return of capital components. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component after the close of each fiscal year on form 1099-DIV. This information will also be available on the Kensington Real Estate Fund Dividend History Page at www.kig.com.
2 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
3 The fund’s benchmark index, the MSCI U.S. REIT Index, is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
4 For comparative purposes, the Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

5 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.45%.

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund’s prospectus. By itself the fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved.

Property Sector Diversification
% of Portfolio Holdings by Property Type as of December 31, 2008

Property	Common	Other
Sector	Stock	Investments
Retail[1]	20.8	—
Healthcare	18.5	—
Apartments	15.3	—
Office	11.9	—
Diversified	11.0	—
Storage	7.7	—
Warehouse/Industrial	4.9	—
Repurchase Agreement		3.2
Hotels	2.5	—
Net Lease	2.1	—

Portfolio holdings are subject to change.

Portfolio holding percentages do not include other assets in excess of liabilities (2.1%) and will not total 100%.
1 Retail includes Regional Malls (Common Stock) 12.5% and Shopping Centers (Common Stock) 8.3%.

Growth of $10,000 Investment
Period from fund inception on December 31, 2002 to December 31, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for year ended 12/31/08 for the Real Estate Securities Fund (Class A Shares) reflecting maximum sales charge
1-Year: -47.77%
3-Year: -16.13%
5-Year: -2.89%
Since Inception (12/31/02): 2.62%
Performance for other share classes can be found on page 20.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Management’s Discussion and Analysis

Kensington Real Estate Securities Fund seeks to provide total return from both capital appreciation and current income by investing in a portfolio of U.S. real estate securities. A key focus of the fund is to invest in companies that are known for owning high quality assets and are managed by strong, seasoned teams. The Fund’s long term investment horizon is best suited for investors who want to maintain a commitment to real estate in their portfolios.

After a dismal 2007, U.S. real estate stocks posted their worst year in modern REIT history in 2008 amid frozen credit markets and a weakening economy, with the MSCI U.S. REIT Index declining -37.97% for the year ending December 31, 2008. Against this backdrop, the Kensington Real Estate Securities Fund returned -44.58% (A share at NAV) over the same period.

We believe that the decline in real estate stock pricing over the past two years reflects many of the macroeconomic and property-specific concerns dominating investor sentiment, resulting in attractive valuations today.

At the start of 2009, real estate stocks are trading at significant discounts relative to the value of their underlying properties. Even after marking property value estimates down 40% to 60% around the globe in the last year, stocks have continued to trade at discounts to the value of the underlying real estate today. These discounts suggest that investors have factored in continued weakness for property companies, and support our thesis that there is value in real estate stocks at these levels.

Investment Strategy

The Real Estate Securities Fund continued to follow a very cautious investment strategy throughout 2008, positioning the Fund with a focus on companies with strong balance sheets, transparent earnings, conservative capital structures, low leverage levels and limited development pipelines and debt maturities.

The Fund’s overweight position in Public Storage (PSA) was a strong positive contributor to performance over the year, as was the Fund’s intermittent cash position. Well regarded for both its relatively defensive business model and a strong balance sheet nearly free of mortgage debt, Public Storage ended the year as the top performing stock in the MSCI U.S. REIT Index, returning over 12% in the year ending December 31, 2008.1

The Fund also benefited from its underweight allocation to Hotels, which were hard hit by the softening global economy.

In contrast, the Fund’s primary detractors from 2008 performance included two office stocks. Maguire Properties (MPG) was hurt by its inability to tap credit markets, which was exacerbated by a series of management missteps. SL Green Realty (SLG), an owner of Manhattan office properties, was shunned by investors for its high exposure to the struggling financial sector, despite the company’s well respected management team.

Looking forward, we are putting an even greater emphasis on companies with strong balance sheets, minimal debt maturities (or specified strategies for dealing with these maturities) and ample resources to cover anticipated debt maturities. We also continue to focus on owners of the best quality properties in superior locations, as well as top tier management teams.

We intend to maintain the current posture of the Fund with a focus on defensive holdings, particularly in the Healthcare REIT sector. As Healthcare leases tend to be long term, we believe the sector offers a higher degree of insulation from poor economic and credit conditions than other real estate sectors. Additionally, we believe significant growth in healthcare spending in the U.S. should help support stock prices in the future. We also intend to maintain our underexposure to the Retail, Hotel, Office and Industrial sectors as we feel they will fare worse in the event of an extended recession.

Conclusion

While commercial real estate has historically been viewed as a “safe haven” in volatile times, investors were left without shelter last year as global concerns impacted all markets around the world. However, despite ongoing market turmoil, we believe real estate remains an important component of core portfolios, providing diversification, predictable cash flow from long term leases and a potential hedge against inflation.

We believe that healthy fundamentals and consistent earnings growth will return to the to the U.S. REIT market once the credit crisis and slower economic growth have cleared the horizon. Careful stock selection with an aim of protecting value and maximizing current income will continue to be our primary objective.

We are grateful for your continued confidence and patience through this challenging period.

Sincerely,

Michael McGowan
Portfolio Manager

____________________
1 EPRA, 12/31/08.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings information. Current and future holdings are subject to risk.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Expense Example

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Real Estate Securities Fund	July 1, 2008	December 31, 2008	During Period*
Class A Shares
Actual	$1,000.00	$593.50	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,017.82	$7.38

Class B Shares
Actual	$1,000.00	$591.10	$8.82
Hypothetical (5% return before expenses)	$1,000.00	$1,014.05	$11.16

Class C Shares
Actual	$1,000.00	$591.40	$8.82
Hypothetical (5% return before expenses)	$1,000.00	$1,014.05	$11.16

Class Y Shares
Actual	$1,000.00	$594.30	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.08	$6.11

* Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, and 1.20% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/366 to reflect the one-half year period.

Schedule of Portfolio Investments - December 31, 2008

REAL ESTATE COMMON STOCKS (94.7%)	Shares	Market Value($)
Apartments (15.3%)
AvalonBay Communities, Inc.	10,300	623,974
Equity Residential Properties Trust	36,900	1,100,358
Essex Property Trust, Inc.	6,500	498,875
Mid-America Apartment Communities, Inc.	4,900	182,084
UDR, Inc.	16,860	232,499
		2,637,790
Diversified (11.0%)
Digital Realty Trust, Inc.	15,800	519,030
Liberty Property Trust	11,800	269,394
Vornado Realty Trust	18,363	1,108,207
		1,896,631
Healthcare (18.5%)
HCP, Inc.	35,200	977,504
Health Care REIT, Inc.	17,500	738,500
Nationwide Health Properties, Inc.	18,300	525,576
Ventas, Inc.	27,700	929,889
		3,171,469
Hotel (2.5%)
Host Hotels & Resorts, Inc.	56,100	424,677

Net Lease (2.1%)
National Retail Properties, Inc.	21,300	366,147

Office Property (11.9%)
Boston Properties, Inc.	20,715	1,139,325
Brookfield Properties Corp.	14,550	112,471
Corporate Office Properties Trust	9,200	282,440
Mack-Cali Realty Corp.	10,741	263,155
SL Green Realty Corp.	9,500	246,050
		2,043,441
Regional Malls (12.5%)
The Macerich Co.	16,100	292,376
Simon Property Group, Inc.	30,800	1,636,404
Taubman Centers, Inc.	8,900	226,594
		2,155,374
Shopping Centers (8.3%)
Federal Realty Investment Trust	6,600	409,728
Kimco Realty Corp.	27,900	510,012
Regency Centers Corp.	6,900	322,230
Tanger Factory Outlet Centers	4,700	176,814
		1,418,784
Storage (7.7%)
Public Storage, Inc.	16,632	1,322,244

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Schedule of Portfolio Investments - December 31, 2008 continued

	Shares or
REAL ESTATE COMMON STOCKS (CONTINUED)	Principal Amount	Market Value($)
Warehouse/Industrial (4.9%)
EastGroup Properties, Inc.	3,300	117,414
ProLogis Trust	52,250	725,753
		843,167
Total Real Estate Common Stocks (cost $17,184,681)		16,279,724

REPURCHASE AGREEMENT (3.2%)
Custodial Trust Co., 0.010%, dated 12/31/08 due
01/01/09, repurchase price $537,753
(collateralized by U.S. Treasury Note, 01/15/16, valued at $550,847)	537,753	537,753
Total Repurchase Agreement (cost $537,753)		537,753

Total Investments – 97.9% (cost $17,722,434)		16,817,477
Other Assets in excess of Liabilities – 2.1%		368,856
NET ASSETS – 100.0%		$17,186,333

FAS 157 - Summary of Fair Value Exposure at December 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$16,279,724	$–
Level 2 - Other significant observable inputs	$537,753	$–
Level 3 - Significant unobservable inputs	$–	$–
Total	$16,817,477	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITES - DECEMBER 31, 2008

ASSETS
Investments, at value (cost $17,184,681)	$16,279,724
Repurchase agreements, at cost	537,753
Total Investments, (cost $17,722,434)	16,817,477
Interest and dividends receivable	152,514
Receivables from investment securities sold	267,295
Receivable for capital shares issued	131,210
Other receivables	1,531
Prepaid expenses	8,461
Total Assets	17,378,488
LIABILITIES
Payable for capital shares redeemed	125,897
Accrued expenses and other payables
Investment advisory fees	13,902
Distribution fees	11,322
Administrative services plan fees	3,479
Other accrued expenses	37,555
Total Liabilities	192,155
NET ASSETS	$17,186,333
Capital	$31,762,248
Undistributed net investment income	7,295
Accumulated realized loss on investments	(13,678,253)
Net unrealized depreciation on investments	(904,957)
Net Assets	$17,186,333
Class A
Net Assets	$10,580,929
Shares outstanding	571,333
Redemption price per share	$18.52
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$19.65
Class B
Net Assets	$1,816,308
Shares outstanding	98,804
Offering and redemption price per share[1]	$18.38
Class C
Net Assets	$3,526,948
Shares outstanding	192,121
Offering and redemption price per share[1]	$18.36
Class Y
Net Assets	$1,262,148
Shares outstanding	67,794
Offering and redemption price per share[1]	$18.62

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Statement of Operatons - Year Ended December 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $2,984)	$1,332,529
Interest income	32,720
Total Investment Income	1,365,249

EXPENSES
Investment advisory fees	274,714
Distribution fees
Class A	47,076
Class B	34,633
Class C	82,711
Administration, fund accounting and transfer agent fees	42,092
Administrative services plan fees	39,028
State registration fees	44,902
Custodian fees	12,099
Reports to shareholders	14,328
Legal fees	20,164
Audit fees	41,099
Insurance expense	2,352
Trustees’ fees	3,378
Other expenses	7,302
Total operating expenses before waivers	665,878
Less: Expenses reimbursed by the Adviser	(113,367)
Interest expense	216
Net Expenses	552,727
Net Investment Income	812,522

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from investments	(12,342,682)
Change in unrealized depreciation from investments	(4,576,145)
Net realized/unrealized loss from investments	(16,918,827)
Net change in net assets resulting from operations	$(16,106,305)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

	Year Ended	Year Ended
DECREASE IN NET ASSETS FROM	December 31, 2008	December 31, 2007
OPERATIONS
Net investment income	$812,522	$1,579,567
Net realized gain (loss) from investments	(12,342,682)	5,657,076
Change in unrealized depreciation from investments	(4,576,145)	(19,914,518)
Change in net assets resulting from operations	(16,106,305)	(12,677,875)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(295,916)	(819,747)
From net realized gain from investments	–	(3,240,778)
From return of capital	(214,948)	–

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(39,849)	(97,758)
From net realized gain from investments	–	(582,251)
From return of capital	(28,946)	–

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(89,696)	(291,877)
From net realized gain from investments	–	(1,766,141)
From return of capital	(65,153)	–

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(37,945)	(45,722)
From net realized gain from investments	–	(196,691)
From return of capital	(27,562)	–
Change in net assets from distributions to shareholders	(800,015)	(7,040,965)

CAPITAL TRANSACTIONS
Proceeds from shares issued	9,040,543	18,760,637
Shares issued in reinvestment of distributions	668,142	6,190,239
Payments for shares redeemed	(22,856,954)	(49,326,241)
Other capital contributions	–	13,087
Redemption fees	1,841	9,349
Change in net assets from capital transactions	(13,146,428)	(24,352,929)
Change in net assets	(30,052,748)	(44,071,769)

NET ASSETS
Beginning of year	47,239,081	91,310,850
End of year	$17,186,333	$47,239,081
Undistributed net investment income	$7,295	$15,413

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$5,551,344	$8,873,625
Dividends reinvested	412,273	3,539,594
Cost of shares redeemed	(12,016,962)	(28,135,893)
Other capital contributions	–	7,309
Redemption fees	1,807	3,889
Change	$(6,051,538)	$(15,711,476)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Statement of Changes in Net Assets continued

	Year Ended	Year Ended
CAPITAL TRANSACTIONS	December 31, 2008	December 31, 2007
CLASS B
Proceeds from shares issued	$305,408	$2,507,391
Dividends reinvested	58,300	616,194
Cost of shares redeemed	(1,710,182)	(5,028,574)
Other capital contributions	–	1,357
Redemption fees	8	1,714
Change	$(1,346,466)	$(1,901,918)

CLASS C
Proceeds from shares issued	$891,173	$4,695,962
Dividends reinvested	132,621	1,800,161
Cost of shares redeemed	(7,865,962)	(14,969,479)
Other capital contributions	–	3,965
Redemption fees	26	609
Change	$(6,842,142)	$(8,468,782)

Class Y
Proceeds from shares issued	$2,292,618	$2,683,659
Dividends reinvested	64,948	234,290
Cost of shares redeemed	(1,263,848)	(1,192,295)
Other capital contributions	–	456
Redemption fees	–	3,137
Change	$1,093,718	$1,729,247

SHARE TRANSACTIONS
CLASS A
Issued	188,363	190,404
Reinvested	14,781	95,330
Redeemed	(399,927)	(631,086)
Change	(196,783)	(345,352)

CLASS B
Issued	12,615	54,588
Reinvested	2,091	16,862
Redeemed	(58,489)	(116,359)
Change	(43,783)	(44,909)

CLASS C
Issued	33,478	100,459
Reinvested	4,693	49,341
Redeemed	(262,744)	(342,598)
Change	(224,573)	(192,798)

CLASS Y+
Issued	75,281	54,929
Reinvested	2,563	6,327
Redeemed	(57,995)	(27,302)
Change	19,849	33,954

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities:			Less Dividends

	Net Asset		Net Realized/
	Value,	Net	Unrealized	Total From	Net	Net
	Beginning of	Investment	Gains (Loss)	Investment	Investment	Realized
	Period	Income	on Investments	Activities	Income	Gains
Kensington Real Estate Securities Fund Class A
Year Ended December 31, 2008	$34.46	0.84 (e)	(15.93)	(15.09)	(0.50)	–
Year Ended December 31, 2007	$47.61	1.08 (e)	(8.67)	(7.59)	(0.92)	(4.64)
Year Ended December 31, 2006	$38.76	0.78 (e)	12.79	13.57	(0.94)	(3.78)
Year Ended December 31, 2005	$39.22	1.09 (e)	3.83	4.92	(1.06)	(4.32)
Year Ended December 31, 2004	$32.21	0.91 (e)	8.53	9.44	(1.16)	(1.27)

Kensington Real Estate Securities Fund Class B
Year Ended December 31, 2008	$34.22	0.61 (e)	(15.82)	(15.21)	(0.36)	–
Year Ended December 31, 2007	$47.28	0.73 (e)	(8.57)	(7.84)	(0.58)	(4.64)
Year Ended December 31, 2006	$38.56	0.44 (e)	12.68	13.13	(0.63)	(3.78)
Year Ended December 31, 2005	$39.06	0.70 (e)	3.90	4.60	(0.78)	(4.32)
Year Ended December 31, 2004	$32.12	0.67 (e)	7.28	7.95	(0.93)	(0.08)

Kensington Real Estate Securities Fund Class C
Year Ended December 31, 2008	$34.15	0.63 (e)	(15.80)	(15.17)	(0.36)	–
Year Ended December 31, 2007	$47.20	0.73 (e)	(8.57)	(7.84)	(0.57)	(4.64)
Year Ended December 31, 2006	$38.50	0.44 (e)	12.67	13.12	(0.63)	(3.78)
Year Ended December 31, 2005	$39.00	0.77 (e)	3.81	4.58	(0.76)	(4.32)
Year Ended December 31, 2004	$32.07	0.68 (e)	7.26	7.94	(0.93)	(0.08)

Kensington Real Estate Securities Fund Class Y
Year Ended December 31, 2008	$34.65	0.86 (e)	(15.95)	(15.09)	(0.54)	–
Year Ended December 31, 2007	$47.59	1.16 (e)	(8.41)	(7.25)	(1.05)	(4.64)
Year Ended December 31, 2006 *	$42.75	0.76 (e)	8.65	9.41	(0.79)	(3.78)

*	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
								Ratio of Net
						Ratio of	Ratio of	Investment
						Expenses to	Expenses to	Income to
						Average Net	Average Net	Average Net
						Assets -	Assets -	Assets -
					Net	Includes	Excludes	Includes
			Net Asset		Assets,	Waived	Waived	Waived
			Value,		End of	Fees and	Fees and	Fees and
Return	Total	Redemption	End of	Total Return	Period	Reimbursed	Reimbursed	Reimbursed	Portfolio
of Capital	Distributions	Fees	Period	(a) (b)	(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	Turnover (d)

(0.35)	(0.85)	–^	$18.52	(44.58%)	$10,581	1.45%	1.80%	2.78%	161.33%
	(5.56)	–^	$34.46	(16.55%)	$26,469	1.45%	1.47%	2.33%	204.11%
	(4.72)	$0.01	$47.61	35.35%	$53,011	1.45%	1.45%	1.75%	130.85%
	(5.38)	–^	$38.76	12.59%	$38,777	1.45%	1.45%	2.80%	122.22%
	(2.43)	–	$39.22	30.04%	$20,294	1.45%	1.84%	2.73%	111.71%

(0.27)	(0.63)	–^	$18.38	(45.03%)	$ 1,816	2.20%	2.55%	2.02%	161.33%
	(5.22)	$0.01	$34.22	(17.12%)	$ 4,879	2.20%	2.22%	1.58%	204.11%
	(4.41)	–^	$47.28	34.28%	$ 8,864	2.20%	2.20%	1.00%	130.85%
	(5.10)	–^	$38.56	11.76%	$ 5,211	2.20%	2.20%	1.82%	122.22%
	(1.01)	–	$39.06	29.06%	$ 3,034	2.20%	2.59%	1.98%	111.71%

(0.26)	(0.62)	–^	$18.36	(44.99%)	$ 3,527	2.20%	2.55%	2.02%	161.33%
	(5.21)	–^	$34.15	(17.15%)	$14,230	2.20%	2.22%	1.58%	204.11%
	(4.41)	–^	$47.20	34.28%	$28,770	2.20%	2.20%	1.00%	130.85%
	(5.08)	–^	$38.50	11.73%	$19,068	2.20%	2.20%	1.96%	122.22%
	(1.01)	–	$39.00	29.08%	$14,105	2.20%	2.59%	1.98%	111.71%

(0.40)	(0.94)	–	$18.62	(44.42%)	$ 1,262	1.20%	1.55%	3.03%	161.33%
	(5.69)	$0.07	$34.65	(15.87%)	$ 1,661	1.20%	1.20%	2.58%	204.11%
	(4.57)	–	$47.59	22.22%	$ 666	1.20%	1.20%	2.00%	130.85%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Other Share Class Results – Unaudited

Average Annualized Returns in Percent				Since
For Year Ended 12/31/08	1	3	5	Inception
With All Distributions Reinvested	Year	Years	Years	(12/31/02)
Class B Shares
not reflecting applicable CDSC[1]	-45.03	-15.11	-2.47	2.84
reflecting applicable CDSC	-47.71	-15.77	-2.72	2.73
Expense Ratio as of 12/31/07[2] : 2.22% net operating expenses 2.22% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]	-44.99	-15.10	-2.47	2.83
reflecting applicable CDSC	-45.53	-15.10	-2.47	2.83
Expense Ratio as of 12/31/07[2] : 2.22% net operating expenses 2.22% gross operating expenses

Class Y Shares*	-44.42	-14.10	-1.48	3.86
Expense Ratio as of 12/31/07[2] : 1.22% net operating expenses 1.22% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B, C and Y shares at 2.20%, 2.20% and 1.20%, respectively.
* Class Y shares of the fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

Results at a Glance

Average Annualized Returns In Percent				Since	Cash	30-Day
For Year Ended 12/31/08	1	3	5	Inception	Distribution	SEC
With All Distributions Reinvested	Year	Years	Years	(9/15/99)	Rate[1]	Yield[2]
Strategic Realty Fund – A Share at NAV	-58.78	-25.14	-10.92	4.87	14.60%	10.76%
Strategic Realty Fund – With Load	-61.15	-26.60	-11.97	4.20	13.77%	10.13%
FTSE NAREIT Composite Index[3]	-37.84	-11.86	-0.68	7.59
S&P 500 Index[4]	-37.00	-8.35	-2.19	-2.32
Expense Ratio as of 12/31/07[5] : 1.99% net operating expenses 3.06% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/ or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 40.

1 The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. The fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized by the issuer as capital gains and/or return of capital for tax purposes following year-end. To the extent this occurs, distributions paid by the fund during the year will also be reclassified to reflect these REIT recharacterizations. If these changes occur, they may reduce the net investment income component of the fund distributions and increase the capital gain and/or return of capital components. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component after the close of each fiscal year on form 1099-DIV. This information will also be available on the Kensington Strategic Realty Fund Dividend History Page at www.kig.com.
2 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
3 The fund’s benchmark index, the FTSE NAREIT Composite Index, consists of all REITs included in the FTSE NAREIT All REITs Index that also meet the minimum size and liquidity criteria. The FTSE NAREIT Composite Index is free float adjusted.
4 For comparative purposes, the Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

5 The Adviser has contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 2.25%.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund’s hedging activities, although they are designed to help offset negative movements in the markets for the fund’s investments, will not always be successful. Moreover, they can also cause the fund to lose money or fail to get the benefit of a gain.

The fund can buy securities with borrowed money (a form of leverage), which can magnify the fund’s gains and losses.

Short sales can cause a loss to the fund if the price of the security sold short increases between the date of the short sale and the date on which the fund must settle the transaction.

Investment in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

Property Sector Diversification

% of Portfolio Holdings by Property Type as of December 31, 2008

	Real Estate	Real Estate			Net
Property	Common	Preferred	Other	Securities	Portfolio
Sector	Stock	Stock	Investments	Sold Short	Percentage
Office	9.6	10.6	—	—	20.2
Retail[1]	14.2	2.3	—	—	16.5
Repurchase Agreement	—	—	13.4	—	13.4
Healthcare	11.4	1.6	—	—	13.0
Apartments	11.3	1.1	—	—	12.4
Diversified	7.6	2.1	—	—	9.7
Mortgage	4.7	—	—	—	4.7
Investment Companies	4.1	—	—	—	4.1
Warehouse/Industrial	2.5	1.2	—	—	3.7
Net Lease	1.8	1.8	—	—	3.6
Storage	3.1	—	—	—	3.1
Hotel	1.0	—	—	-2.5	-1.5

Portfolio holdings are subject to change. Due to the effect of leverage, portfolio holdings percentages do not total 100%.

Portfolio holding percentages do not include liabilities in excess of other assets (5.4%).
1 Retail includes Regional Malls (Common Stock) 11.1%, Shopping Centers (Common Stock) 3.1%, Regional Malls (Preferred Stock) 2.3%.

Growth of $10,000 Investment

Period from fund inception on September 15, 1999 to December 31, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for year ended 12/31/08 for the Strategic Realty Fund (Class A Shares) reflecting maximum sales charge
1-Year: -61.15%
3-Year: -26.60%
5-Year: -11.97%
Since Inception (9/15/99): 4.20%
Performance for other share classes can be found on page 40.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

Management’s Discussion and Analysis

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital.

Despite relatively strong performance early in the year, the second half of 2008 proved to be a challenging period. The Fund declined -58.78% over the year ending December 31, 2008, trailing the benchmark FTSE NAREIT Composite Index. The Fund continued to offer shareholders generous income, attributable to the Fund earning very attractive yields from both its common and preferred holdings. At 14.60% as of December 31, 2008, the 12-month dividend yield on the Fund was well above those offered by some equity alternatives. For example, at the end of the reporting period, the same yield on the Standard & Poor’s 500 Index was 3.17%.1 It is important to note that the Fund’s ability to generate an outsized level of income has been driven by the Fund’s overweight allocation to preferred stocks, which may change as market conditions fluctuate.

We believe that the decline in real estate stock pricing over the past two years reflects many of the macroeconomic and property-specific concerns dominating investor sentiment, resulting in attractive valuations today.

Real estate stocks are trading at significant discounts relative to the value of their underlying properties. Even after marking property value estimates down 40% to 60% around the globe in the last year, stocks continue to trade at discounts to the value of the underlying real estate. These discounts suggest that investors have factored in expected future weakness for property companies, and support our thesis that there is value in real estate stocks at these levels.

Investment Strategy

Throughout much of 2008, the Fund was over 100% invested in the market through the use of leverage, taking an overweight position in REIT preferred securities, which we believed offered the greatest potential for outsized returns. This positioning, together with the Fund’s leveraged position during October and November’s significant declines, hurt Fund performance. The Fund was also negatively impacted by its increased cash position during the December market rally, which was intended to enable the Fund to invest during expected market dips in early 2009. Generally, our focus on fundamentals and valuations did not pay off during a period in which risk-averse investors almost exclusively reacted to fears of REITs’ ability to refinance debt in the face of scarce credit.

As of year-end 2008, the Fund was well diversified across property types with 66% of the Fund invested in common stocks, 20% in preferred securities and the remainder in cash.2

Despite the volatility in REIT preferred securities over much of 2008, the Fund’s preferred stock investments aided relative returns in the first half of the year and helped bolster the Fund’s dividend yield. In our view, the yield opportunity in preferred stocks is a compelling proposition. While we believe that the current income available in preferred stocks is reason alone to hold REIT preferreds, we also see an opportunity for modest long term growth as spreads continue to narrow toward historical averages in reaction to improving prospects for credit markets.

During the year, the primary detractors from Fund performance included long positions in Retail and Office stocks, which were hard hit by a weakening U.S. economy, as well as investments in Mortgage securities early in the year. The Fund’s short positions and an underweight position in Hotel stocks contributed to Fund performance.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

Outlook

Going forward, we believe the Fund is well poised to provide compelling returns as credit markets thaw and stock markets progressively recover. In our view, REIT preferreds are in a favorable position to outperform over time as yield spreads narrow.

With these factors in mind, we have positioned the portfolio to take advantage of the opportunities we see in REIT preferred and common stocks, with an even greater emphasis on companies with strong balance sheets, minimal debt maturities (or specified strategies for dealing with these maturities) and ample cash flow to cover anticipated debt payments and upcoming lease maturities. We continue to focus on owners of the best quality properties in superior locations, as well as top tier management teams.

In spite of continuing volatility, our views have not changed—we believe that exposure to commercial real estate will benefit investment portfolios over reasonable timeframes due to the asset class’ potential for total return, current income and diversification benefits.

In the long term, we believe the Strategic Realty Fund’s value-driven investment approach—offering the flexibility to invest in niche sectors of the real estate market and move between defensive and opportunistic strategies—should be an advantageous vehicle through which to access commercial real estate.

We are grateful for your support through a tumultuous year, and look forward to the opportunity to steward your real estate investments throughout the years ahead.

Sincerely,

Michael McGowan	Paul Gray
Portfolio Manager	Portfolio Manager

____________________
1 Source: S&P 500 yield – Bloomberg as of 12/31/08 (intraday)
2 Percent invested is net of short positions in these areas.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings information. Current and future holdings are subject to risk.

EXPENSE EXAMPLE

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Strategic Realty Fund	July 1, 2008	December 30, 2008	During Period*
Class A Shares
Actual	$1,000.00	$448.40	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.40

Class B Shares
Actual	$1,000.00	$446.90	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	$9.19

Class C Shares
Actual	$1,000.00	$446.90	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	$9.19

Class Y Shares
Actual	$1,000.00	$459.70	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$4.13

* Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A, 1.81% for Class B, 1.81% for Class C, and 0.81% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008

REAL ESTATE COMMON STOCKS (71.3%)	Shares	Market Value($)
Apartments (11.3%)
American Campus Communities, Inc.	12,300	251,904
Avalonbay Communities, Inc.	37,900	2,295,982
Equity Residential Properties Trust	140,200	4,180,764
Essex Property Trust, Inc.	19,900	1,527,325
UDR, Inc.	27,500	379,225
		8,635,200
Diversified (7.6%)
Digital Realty Trust, Inc.	58,700	1,928,295
Liberty Property Trust	38,200	872,106
Vornado Realty Trust	50,353	3,038,804
		5,839,205
Healthcare (11.4%)
HCP, Inc.	98,000	2,721,460
Nationwide Health Properties, Inc.	59,900	1,720,328
Ventas, Inc.	127,700	4,286,889
		8,728,677
Hotel (1.0%)
Host Hotels & Resorts, Inc.	100,400	760,028

Investment Companies (4.1%)
iShares Cohen & Steers Realty Majors Index Fund	36,450	1,610,361
iShares Dow Jones US Real Estate Index Fund	40,950	1,524,568
		3,134,929
Mortgage (4.7%)
Annaly Capital Management, Inc.	226,200	3,589,794

Net Lease (1.8%)
National Retail Properties, Inc.	81,700	1,404,423

Office Property (9.6%)
BioMed Realty Trust, Inc.	66,800	782,896
Boston Properties, Inc.	69,430	3,818,650
Brookfield Properties Corp.	17,000	131,410
Corporate Office Properties Trust	13,500	414,450
Mack-Cali Realty Corp.	40,085	982,083
Norwegian Property Asa	795,500	690,741
SL Green Realty Corp.	19,900	515,410
		7,335,640
Regional Malls (11.1%)
Macerich Company	88,800	1,612,608
Simon Property Group, Inc.	122,500	6,508,425
Taubman Centers, Inc.	17,000	432,820
		8,553,853
Shopping Centers (3.1%)
Kimco Realty Corp.	91,400	1,670,792
Tanger Factory Outlet Centers	20,000	752,400
		2,423,192

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

	Shares or
REAL ESTATE COMMON STOCKS (CONTINUED)	Principal Amount	Market Value($)
Storage (3.1%)
Public Storage, Inc.	29,650	2,357,175

Warehouse/Industrial (2.5%)
ProLogis Trust	136,420	1,894,874

Total Real Estate Common Stocks		54,656,990

REAL ESTATE PREFERRED STOCKS (20.7%)
Apartments (1.1%)
BRE Properties, Inc., Series D, 6.750%	50,700	845,676

Diversified (2.1%)
Digital Realty Trust, Inc., Series A, 8.500%	9,800	156,800
Duke Realty Corp., Series O, 8.375%	99,377	1,427,053
		1,583,853
Healthcare (1.6%)
HCP, Inc., Series F, 7.100%	25,498	423,267
Health Care Real Estate Investment Trust, Inc., Series F, 7.625%	44,100	815,850
		1,239,117
Net Lease (1.8%)
Lexington Realty Trust, Series D, 7.550%	141,520	1,406,709

Office Property (10.6%)
Alexandria Real Estate Equity, Inc., Series C, 8.375%	104,665	2,090,160
BioMed Realty Trust, Inc., Series A, 7.375%	100,370	1,417,224
Corporate Office Properties Trust, Series G, 8.00%	58,400	1,047,696
PS Business Park, Inc., Series L, 7.600%	100,000	1,770,000
PS Business Park, Inc., Series P, 6.700%	45,000	720,000
SL Green Realty Corp., Series C, 7.625%	74,337	1,092,011
		8,137,091
Regional Malls (2.3%)
CBL & Associates Properties, Inc., Series C, 7.750%	176,150	1,409,200
CBL & Associates Properties, Inc., Series D, 7.375%	44,400	341,880
		1,751,080
Warehouse/Industrial (1.2%)
First Industrial Realty Trust, Inc., Series J, 7.250%	88,472	884,720

Total Real Estate Preferred Stocks		15,848,246
Total Real Estate Common and Preferred Stocks (cost $83,420,314)		70,505,236

REPURCHASE AGREEMENT (13.4%)
Custodial Trust Co., 0.010%, dated 12/31/08 due
01/01/09, repurchase price $10,298,804
(collateralized by U.S. Treasury Bond, 12/31/10, valued at $10,598,476)	10,298,804	10,298,804

Total Repurchase Agreement (cost $10,298,804)		10,298,804

Total Investments – 105.4% (cost $93,719,118)		80,804,040
Liabilities in excess of Other Assets – (5.4%)		(4,120,504)
NET ASSETS – 100%		$76,683,536

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

CALL OPTIONS (0.0%)	Contracts	Market Value($)
Vornado Realty Trust, Call 1/09, $100	100	500

Total Options Written (premiums received $90,579)		500

SECURITIES SOLD SHORT (2.5%)	Principal Amount
Hotel (2.5%)
DiamondRock Hospitality Co.	71,100	360,477
Marriott International, Inc. - Class A	81,200	1,579,340

Total Securities Sold Short (proceeds $1,869,289)		$1,939,817

FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT DECEMBER 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$70,505,236	$–
Level 2 - Other significant observable inputs	$10,298,804	$–
Level 3 - Significant unobservable inputs	$–	$–
Total	$80,804,040	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in	Other Financial
	Securities	Instruments
Balance as of 12/31/07	$26,484,954	$–
Realized gain (loss)	$(22,129,252)	$–
Change in unrealized appreciation (depreciation)	$11,718,609	$–
Net purchases (sales)	$(16,074,311)	$–
Transfers in and/or out of level 3	$–	$–
Balance as of 12/31/08	$–	$–

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2008

ASSETS
Investments, at value (cost $83,420,314)	$70,505,236
Repurchase agreements, at cost	10,298,804
Total Investments, (cost $93,719,118)	80,804,040
Deposits with broker and custodian bank for securities sold short	1,835,605
Interest and dividends receivable	979,275
Receivable for capital shares issued	229,085
Due from advisor	104,775
Prepaid expenses	13,966
Total Assets	83,966,746
LIABILITIES
Securities sold short (proceeds $1,778,710)	1,939,817
Payables for investments purchased	4,228,625
Payable for options written (proceeds $90,579)	500
Payable for capital shares redeemed	898,621
Accrued expenses and other payables
Interest expense	1,735
Distribution fees	47,507
Administrative services plan fee	38,804
Other accrued expenses	127,601
Total Liabilities	7,283,210
NET ASSETS	$76,683,536
Capital	$290,389,729
Undistributed net investment income	24,450
Accumulated net realized loss on investments, options, and securities sold short	(200,744,537)
Net unrealized depreciation on investments, options and securities sold short	(12,986,106)
Net Assets	$76,683,536
Class A
Net Assets	$43,717,751
Shares outstanding	3,357,865
Redemption price per share	$13.02
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$13.81
Class B
Net Assets	$9,597,130
Shares outstanding	747,739
Offering price and redemption price per share[1]	$12.83
Class C
Net Assets	$22,657,726
Shares outstanding	1,765,198
Offering price and redemption price per share[1]	$12.84
Class Y
Net Assets	$710,929
Shares outstanding	53,254
Offering price and redemption price per share[1]	$13.35

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

STATEMENT OF OPERATONS - YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $27,972)	$17,503,797
Interest income	1,894,367
Total Investment Income	19,398,164

EXPENSES
Investment advisory fees	279,549
Distribution fees
Class A	367,725
Class B	259,767
Class C	619,876
Administration, fund accounting and transfer agent fees	288,977
Administrative services plan fees	132,075
State registration fees	47,818
Custodian fees	54,305
Reports to shareholders	62,284
Legal fees	107,180
Audit fees	35,451
Insurance expense	21,461
Trustees’ fees	20,740
Other expenses	40,176
Total expenses before waivers	2,337,384
Less: Expenses reimbursed by the Adviser	(4,760)
Dividend expense on securities sold short	1,326,806
Interest expense	1,231,778
Net Expenses	4,891,208
Net Investment Income	14,506,956

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
OPTIONS AND SECURITIES SOLD SHORT
Net realized loss from investments	(173,047,086)
Net realized gain from options	411,369
Net realized gain from securities sold short	6,754,014
Net realized loss from foreign currency transactions	(84,659)
Change in unrealized appreciation from investments,
options, foreign currencies, and securities sold short	4,959,608
Net realized/unrealized loss from investments, options and
securities sold short	(161,006,754)
Change in net assets resulting from operations	$(146,499,798)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM	December 31, 2008	December 31, 2007
OPERATIONS
Net investment income	$14,506,956	$17,291,897
Net realized gain (loss) from investments	(173,047,086)	33,157,563
Net realized gain (loss) from options	411,369	(2,197,389)
Net realized gain from securities sold short	6,754,014	7,477,828
Net realized gain (loss) from foreign currency transactions	(84,659)	251,173
Change in unrealized appreciation (depreciation) from
investments, options and securities sold short	4,959,608	(180,974,953)
Change in net assets resulting from operations	(146,499,798)	(124,993,881)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(7,008,355)	(13,053,616)
From net realized gain from investments and securities sold short	(329,484)	(32,548,278)
From return of capital	(1,419,830)	–

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(1,180,175)	(1,644,345)
From net realized gain from investments and securities sold short	(72,154)	(5,833,511)
From return of capital	(239,093)	–

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(2,776,328)	(4,261,655)
From net realized gain from investments and securities sold short	(173,818)	(14,159,634)
From return of capital	(562,459)	–

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(76,092)	(287,145)
From net realized gain from investments and securities sold short	(4,303)	(418,370)
From return of capital	(15,415)	–
Change in net assets from distributions to shareholders	(13,857,506)	(72,206,554)

CAPITAL TRANSACTIONS
Proceeds from shares issued	17,472,120	69,868,850
Shares issued in reinvestment of distributions	10,423,151	58,967,151
Payments for shares redeemed	(129,522,490)	(318,936,959)
Other capital contributions	–	458,095
Redemption fees	10,557	30,714
Change in net assets from capital transactions	(101,616,662)	(189,612,149)
Change in net assets	(261,973,966)	(386,812,584)

NET ASSETS
Beginning of year	338,657,502	725,470,086
End of year	$76,683,536	$338,657,502
Undistributed net investment income	$24,450	$66,932

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$13,106,327	$42,823,022
Dividends reinvested	6,248,451	35,698,749
Cost of shares redeemed	(85,917,400)	(220,998,818)
Other capital contributions	–	280,107
Redemption fees	10,386	22,470
Change	$(66,552,236)	$(142,174,470)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Year Ended	Year Ended
CAPITAL TRANSACTIONS	December 31, 2008	December 31, 2007
CLASS B
Proceeds from shares issued	$768,293	$2,439,893
Dividends reinvested	1,205,539	6,445,444
Cost of shares redeemed	(11,426,443)	(19,100,108)
Other capital contributions	–	51,095
Redemption fees	121	15
Change	$(9,452,490)	$(10,163,661)

CLASS C
Proceeds from shares issued	$3,266,151	$11,098,736
Dividends reinvested	2,875,650	16,193,549
Cost of shares redeemed	(30,936,444)	(68,556,752)
Other capital contributions	–	123,462
Redemption fees	50	2,068
Change	$(24,794,593)	$(41,138,937)

CLASS Y
Proceeds from shares issued	$331,349	$13,507,199
Dividends reinvested	93,511	629,409
Cost of shares redeemed	(1,242,203)	(10,281,281)
Other capital contributions	–	3,431
Redemption fees	–	6,161
Change	$(817,343)	$3,864,919

SHARE TRANSACTIONS
CLASS A
Issued	472,600	832,736
Reinvested	291,800	923,622
Redeemed	(3,373,433)	(4,516,493)
Change	(2,609,033)	(2,760,135)

CLASS B
Issued	32,670	47,097
Reinvested	60,641	172,914
Redeemed	(434,006)	(397,380)
Change	(340,695)	(177,369)

CLASS C
Issued	143,945	214,295
Reinvested	146,289	432,225
Redeemed	(1,155,062)	(1,433,983)
Change	(864,828)	(787,463)

CLASS Y
Issued	19,107	233,856
Reinvested	4,540	15,739
Redeemed	(43,478)	(202,296)
Change	(19,831)	47,299

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS - YEAR ENDED DECEMBER 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	(146,499,798)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(594,028,646)
Proceeds from sale of investments	727,164,736
Proceeds from short transactions	121,049,465
Cover short transactions	(137,507,367)
Premiums received on written options	1,311,444
Written options closed or exercised	(1,096,715)
Net realized (gain) loss on:
Investments	173,047,086
Short transactions	(6,754,014)
Foreign currency transactions	84,659
Written options	(411,369)
Change in unrealized appreciation (depreciation) on long transactions, short transactions,
and written options	(4,959,608)
Amortization and accretion of premium and discount	(748,797)
Changes in assets and liabilities:
Receivable/Payable from brokers for proceeds on securities sold short	47,736,072
Receivable for investments sold	31,352,328
Dividends and interest receivable	3,615,912
Prepaid expenses and other receivables	110,946
Receivable/Payable for forward foreign currency exchange contracts	358,470
Investment advisory fees payable	(294,373)
Distribution fees payable	(119,112)
Payable for securities purchased, short positions and written options	(33,810,453)
Accrued expenses and other liabilities	(572,213)
NET CASH PROVIDED BY OPERATING ACTIVITIES	179,028,653

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	18,997,265
Payment on shares redeemed less redemption fees	(134,508,499)
Cash distributions paid	(3,434,355)
Repayment of demand loan to bank	(60,083,064)
NET CASH USED IN FINANCING ACTIVITIES	(179,028,653)
NET CHANGE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	–
CASH, END OF PERIOD	–

Non-cash financing activities not included herein consist of reinvestment of distributions of $10,478,091.
Cash paid for interest during the year: $1,559,451.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Less Dividends

			Net Realized/
			and Unrealized
			Gains (Loss)
	Net Asset		on Investments,
	Value,	Net	Options and	Total From	Net	Net	Return
	Beginning	Investment	Securities	Investment	Investment	Realized	of
	of Period	Income	Sold Short	Activities	Income	Gains	Capital
Kensington Strategic Realty Fund Class A
Year Ended December 31, 2008	$34.88	1.92 (e)	(21.78)	(19.86)	(1.58)	(0.10)	(0.32)
Year Ended December 31, 2007	$54.22	1.63 (e)	(12.98)	(11.35)	(1.87)	(6.12)	–
Year Ended December 31, 2006	$46.47	1.38 (e)	12.27	13.66	(2.18)	(3.73)	–
Year Ended December 31, 2005	$51.06	1.44 (e)	0.98	2.42	(2.16)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.34	2.21 (e)	9.73	11.94	(2.39)	(3.83)	–

Kensington Strategic Realty Fund Class B
Year Ended December 31, 2008	$34.42	1.64 (e)	(21.44)	(19.80)	(1.40)	(0.10)	(0.29)
Year Ended December 31, 2007	$53.60	1.22 (e)	(12.79)	(11.57)	(1.49)	(6.12)	–
Year Ended December 31, 2006	$46.00	0.98 (e)	12.14	13.12	(1.79)	(3.73)	–
Year Ended December 31, 2005	$50.63	1.04 (e)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.02	1.83 (e)	9.66	11.49	(2.05)	(3.83)	–

Kensington Strategic Realty Fund Class C
Year Ended December 31, 2008	$34.41	1.64 (e)	(21.43)	(19.79)	(1.39)	(0.10)	(0.29)
Year Ended December 31, 2007	$53.56	1.22 (e)	(12.78)	(11.56)	(1.47)	(6.12)	–
Year Ended December 31, 2006	$45.97	0.98 (e)	12.13	13.11	(1.79)	(3.73)	–
Year Ended December 31, 2005	$50.60	1.04 (e)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$44.99	1.84 (e)	9.65	11.49	(2.05)	(3.83)	–

Kensington Strategic Realty Fund Class Y
Year Ended December 31, 2008	$34.89	1.95 (e)	(21.42)	(19.47)	(1.64)	(0.10)	(0.33)
Year Ended December 31, 2007	$54.19	1.76 (e)	(12.94)	(11.18)	(2.00)	(6.12)	–
Year Ended December 31, 2006*	$49.83	1.49 (e)	8.36	9.85	(1.76)	(3.73)	–

*	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.
#	In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have been increased by 0.13% for Class A, B, and C shares.

The accompanying notes are an integral part of these financial statements.

from:						Ratios/Supplemental Data
						Ratio of	Ratio of
						Expenses to	Expenses to
						Average Net	Average Net
					Net	Assets -	Assets -	Ratio of Net
					Assets,	Excludes	Includes	Investment
			Net Asset		End of	Dividend	Dividend	Income to
Total	Redemption	Repayment of	Value,	Total Return	Period	and Interest	and Interest	Average Net	Portfolio
Distributions	Fees	Advisory fees	End of Period	(a) (b)	(000’s)	Expense (c)	Expense (c)	Assets (c)	Turnover (d)

(2.00)	–^	n/a	$13.02	(58.78%)	$43,718	0.71%	1.80%	6.43%	189.36%
(7.99)	–^	n/a	$34.88	(21.81%)	$208,147	1.55%	3.06%	3.14%	222.21%
(5.91)	–^	n/a	$54.22	30.16%	$473,172	1.40%	3.07%	2.66%	151.51%
(7.07)	–^	0.06	$46.47	4.76%	# $392,881	1.96%	3.62%	2.87%	206.15%
(6.22)	–	n/a	$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%

(1.79)	–	n/a	$12.83	(59.07%)	$9,597	1.46%	2.55%	5.68%	189.36%
(7.61)	–^	n/a	$34.42	(22.38%)	$37,461	2.29%	3.81%	2.39%	222.21%
(5.52)	–^	n/a	$53.60	29.18%	$67,851	2.15%	3.82%	1.91%	151.51%
(6.70)	–^	0.06	$46.00	3.96%	# $57,629	2.71%	4.37%	2.10%	206.15%
(5.88)	–	n/a	$50.63	26.67%	$59,943	2.02%	3.24%	4.00%	173.21%

(1.78)	–^	n/a	$12.84	(59.08%)	$22,658	1.46%	2.55%	5.68%	189.36%
(7.59)	–^	n/a	$34.41	(22.36%)	$90,500	2.30%	3.81%	2.39%	222.21%
(5.52)	–^	n/a	$53.56	29.18%	$183,049	2.15%	3.82%	1.91%	151.51%
(6.70)	–^	0.06	$45.97	3.97%	# $148,222	2.71%	4.37%	2.10%	206.15%
(5.88)	–	n/a	$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%

(2.07)	–	n/a	$13.35	(57.68%)	$711	0.46%	1.55%	6.68%	189.36%
(8.12)	$0.05	n/a	$34.89	(21.55%)	$2,550	1.30%	2.81%	3.39%	222.21%
(5.49)	–	n/a	$54.19	20.14%	$1,397	1.15%	2.82%	2.91%	151.51%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

OTHER SHARE CLASS RESULTS – UNAUDITED

Average Annualized Returns in Percent				Since
For Year Ended 12/31/08	1	3	5	Inception
With All Distributions Reinvested	Year	Years	Years	(9/15/99)
Class B Shares
not reflecting applicable CDSC[1]	-59.07	-25.69	-11.58	4.10
reflecting applicable CDSC	-60.93	-26.20	-11.77	4.10
Expense Ratio as of 12/31/07[2] : 2.74% net operating expenses 3.81% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]	-59.08	-25.69	-11.58	4.09
reflecting applicable CDSC	-59.46	-25.69	-11.58	4.09
Expense Ratio as of 12/31/07[2] : 2.74% net operating expenses 3.81% gross operating expenses

Class Y Shares*	-57.68	-24.36	-10.37	5.22
Expense Ratio as of 12/31/07[2] : 1.74% net operating expenses 2.81% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

[2] The Adviser contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class B, C and Y shares at 3.00%, 3.00% and 2.00%, respectively.

* Class Y shares of the fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

K E N S I N G T O N S E L E C T I N C O M E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent				Since	Cash	30-Day
For Year Ended 12/31/08	1	3	5	Inception	Distribution	SEC
With All Distributions Reinvested	Year	Years	Years	(3/30/01)[1]	Rate[2]	Yield[3]
Select Income Fund – A Share at NAV	-40.49	-19.51	-10.67	0.76	18.29%	17.51%
Select Income Fund – With Load	-43.90	-21.09	-11.72	-0.01	17.24%	16.48%
Merrill Lynch Preferred Index[4]	-25.27	-10.50	-5.32	-0.60
Expense Ratio as of 12/31/07[5] : 1.50% net operating expenses 2.30% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www. kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/ or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 58.

[1] While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
[2] The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. The fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized by the issuer as capital gains and/or return of capital for tax purposes following year-end. To the extent this occurs, distributions paid by the fund during the year will also be reclassified to reflect these REIT recharacterizations. If these changes occur, they may reduce the net investment income component of the fund distributions and increase the capital gain and/or return of capital components. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component after the close of each fiscal year on form 1099-DIV. This information will also be available on the Kensington Select Income Fund Dividend History Page at www.kig.com.
[3] The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
[4] The fund’s benchmark index, the Merrill Lynch Preferred Index, tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

[5] The Adviser has contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) extraordinary expenses and (2) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.60%.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

The fund can buy securities with borrowed money (a form of leverage), which can magnify the fund’s gains and losses.

The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

Investments in mortgage-backed securities include additional risks including but not limited to credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

K e n s i n g t o n S e l e c t I n c o m e F u n d

Property Sector Diversification
% of Portfolio Holdings by Property Type as of December 31, 2008

	Real Estate	Real Estate		Net
Property	Common	Preferred	Corporate	Portfolio
Sector	Stock	Stock	Bonds	Percentage
Retail[1]	—	23.7	0.6	24.3
Office	0.1	19.5	—	19.6
Healthcare	—	14.5	—	14.5
Apartments	—	11.5	—	11.5
Warehouse/Industrial	—	10.1	0.3	10.4
Diversified	—	9.3	—	9.3
Hotel	—	8.9	—	8.9
Net Lease	—	5.0	—	5.0
Storage	—	3.8	—	3.8
Mortgage	—	0.8	—	0.8

Portfolio holdings are subject to change. Due to the effect of leverage, portfolio holdings percentages do not total 100%.
1 Retail includes Regional Malls (Preferred Stock) 5.3%, Shopping Centers (Preferred Stock) 18.4%, Regional Malls (Corporate Bonds) 0.6%.

Growth of $10,000 Investment
Period from fund inception on March 30, 2001 to December 31, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for year ended 12/31/08 for the Select Income Fund (Class A Shares) reflecting maximum sales charge
1-Year: -43.90%
3-Year: -21.09%
5-Year: -11.72%
Since Inception (3/30/01): -0.01%
Performance for other share classes can be found on page 58.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

Management’s Discussion and Analysis

The Kensington Select Income Fund is designed for investors seeking relatively high current income with the potential for modest long term growth of capital.

REIT preferred shares declined sharply in response to a worsened outlook for credit markets and the U.S. economy in the fourth quarter, reflecting extreme pessimism about the prospects for nearly all sectors, including commercial real estate. Volatility was exacerbated by the stocks’ relatively small issue size, forced selling by institutions and tax loss selling. Against this backdrop, the Select Income Fund declined 40.49% (A share at NAV) in 2008, as compared to the benchmark Merrill Lynch Preferred Index return of -25.27%. Please remember that Kensington Select Income Fund is focused on real estate issuers whereas the Merrill Lynch Preferred Index includes issuers across many industries.

The Fund has continued to offer shareholders attractive income, attributable to the Fund earning very attractive yields and its use of both portfolio leverage and dividend capture strategies. As of December 31, the trailing 12-month cash distribution rate was 18.29%, well above yields on other equity and fixed income alternatives.1 For example, at the end of the reporting period, the yields on the Standard & Poor’s 500 Index and 10-year Treasury note were 3.17% and 2.21%, respectively.

Although designed to help boost dividend income, the Fund’s use of leverage contributed to underperformance during the year as compared to the broader REIT preferred stock market. Retail and Hotel holdings were among the primary performance detractors, while several Multifamily and Healthcare holdings contributed positively to performance.

We are grateful for your support through a very tumultuous year. During a period marked by forced selling in the general marketplace, the Fund experienced generally consistent net inflows, which was a heartening vote of confidence from our fellow shareholders.

Despite the clear challenges present today, we are generally constructive on the REIT preferred sector due to the potential for long term value, relatively high dividend income, and the securities’ senior position in the capital structure versus common stocks.

Investment Strategy

The Select Income Fund continues to offer a portfolio of primarily real estate preferred securities with strong credit metrics. At year-end, approximately 96% of the portfolio was invested in preferred securities, with the remainder in bonds and common stocks. The portfolio is well diversified in our view, with 99 holdings issued by 60 different companies across 11 commercial real estate sectors.

During the year, we took advantage of historically wide spreads to the 10-year Treasury to increase our allocation to preferred stocks in the “core” REIT sectors such as Retail, Office and Multifamily.

At the height of the credit crisis in November, the yield spread between REIT preferred securities and the 10-year Treasury hit a decade-long high of over 1,400 basis points (bps). At 1,067 bps at year end, the yield premium available in REIT preferred stocks was still remarkably high as compared to the long term average spread of 388 bps.2

Amid deteriorating credit market fundamentals, we are pleased that at year-end, credit metrics on the portfolio remained solid, with the Fund’s average preferred holding generating over $2.00 in operating cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt), and the preferred portfolio’s debt-to-enterprise value ratio holding steady at roughly 60%. It is important to note that these figures are based on trailing 12-month company cash flows, which we would expect to decline somewhat in a period of continued economic weakness. However, we believe these metrics indicate that preferred stock dividend payments on the majority of the portfolio should be sustainable.

K E N S I N G T O N S E L E C T I N C O M E F U N D

DIVIDEND STATEGY

In this unprecedented environment, we feel it is important to discuss the primary factors that go into the Fund’s ability to generate current income. We believe that, due to one or more of these factors, the Fund’s 2009 dividend may fluctuate more than in past years.

Use of Leverage

One of the ways the Fund has earned such attractive income is through the careful use of leverage (borrowing cash to buy additional securities). As the cost of borrowing declined during the year, we increased debt levels to take advantage of the strong opportunities in the senior securities market. With yields on REIT preferreds at 13% as measured by the Wachovia REIT Preferred Index, we believe the spread between the Fund’s interest rate on debt and potential income from investments is quite compelling.3 At year-end, the Fund’s leverage level was approximately 17%.

We anticipate the Fund’s leverage level to be reduced in 2009, which may impact the amount of dividend income the Fund can generate. While some fluctuation in the dividend is possible due to this effect, we are committed to managing the Fund to generate attractive income distributions by optimizing both leverage levels and credit metrics of the underlying portfolio.

Dividend Capture

We continue to tactically trade common stocks to maximize dividend income collected by the Fund.

Overall Risk Profile

The dividend may be impacted if we decide to significantly increase or decrease the credit quality of the portfolio. For example, in 2008, we took the opportunity to lower the risk profile of the Fund by focusing on higher quality preferred stock issues. At this time, we do not anticipate widespread changes to the complexion of the portfolio.

Historically, dividend defaults in the REIT preferred market have been limited as preferred stocks are generally cumulative in nature and have a priority claim on cash distributions. These features can offer a degree of insulation as compared to common equity shareholders.

While we continue to feel positive about the prospects for the vast majority of our underlying companies’ ability to pay their dividends, we believe that the limited long term default rate for REIT preferred stocks will likely rise in response to the recessionary environment and the financial crisis. However, due to the securities’ priority claim on cash dividends, and the cumulative nature of real estate preferred shares—meaning that the issuer must accrue any missed dividend as a liability and eventually pay it—at this time, we do not believe defaults will be a widespread problem.

In the fourth quarter, the market appeared to have priced in a fair amount of default activity that we believe is unlikely to materialize. In a recent sensitivity analysis of 86 REIT preferred issues, 80% of them could withstand a 50% decline in recurring EBITDA (a draconian scenario) before they would be faced with cutting preferred stock dividends.4

SEIZING OPPORTUNITY AMID THE FEAR

Despite the powerful headwinds present for most securities markets today, we do not believe that we are in the midst of the Great Depression 2.0, or that credit markets will remain forever frozen. We believe that much of 2009 will remain a very challenging period marked by global recession, limited debt capital and continued volatility, but we also believe that many of these factors have already been priced into real estate securities.

We are taking a cautious approach in this environment, with a focus on “core” real estate companies with strong balance sheets, visible earnings, conservative capital structures, limited development pipelines and debt maturities, and low leverage levels. This is an environment in which stock selection matters.

In our view, the yield opportunity in preferred stocks is a compelling proposition. While we believe that the current income available in preferred stocks is reason alone to hold REIT preferreds, we also see an opportunity for modest long term growth as spreads continue to narrow toward historical averages in reaction to improving prospects for credit markets.

Looking toward the future, we remain hopeful that the current dislocation of the capital markets will eventually pass without any permanent harm to the core real estate preferred shares that remain the focus of the Fund.

Sincerely,

Joel Beam
Portfolio Manager

____________________
1 The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital.
2 The yield spread is used as an analytical tool to measure the potential excess yield available to investors by accepting the additional risks associated with investment in REIT preferred securities, versus lower risk Treasury securities. Source: Bloomberg and Wachovia Capital Markets, 1/6/97-12/31/08. The data set is generally weekly data, with the exception of the weeks 10/06/08 and 10/13/08 which is based on daily data. The source for data from January 1, 1997 through October 28, 2002 is Kensington Investment Group, Inc. research (as calculated on June 8, 2008) and is based on an examination of all real estate companies (including, but not limited to, REITs) and excluding mortgage companies. Data for all periods thereafter is from the Wachovia REIT Preferred Index, which is an index of preferred stocks issued by REITs (including mortgage companies).
3 Wachovia Capital Markets, 12/31/08.
4 Source: Wachovia, November 2008

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings information. Current and future holdings are subject to risk.

Debt-to-Enterprise Value is a ratio indicating the amount of a company’s total debt, including all debt and preferred stock, as a percent of its total value and serves as a measure of a company’s leverage level. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is an indicator of a company’s financial performance. The Wachovia REIT Preferred Index is composed of REIT preferred shares. Wachovia’s Index Review Committee, which meets monthly, determines whether a security is included in the index. According to Bloomberg, yields on Treasury securities at constant maturity are interpolated by the US Treasury from the daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations obtained by the Federal Reserve Bank of New York.

K E N S I N G T O N S E L E C T I N C O M E F U N D

EXPENSE EXAMPLE

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Select Income Fund	July 1, 2008	December 31, 2008	During Period*
Class A Shares
Actual	$1,000.00	$589.40	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,013.30	$11.92

Class B Shares
Actual	$1,000.00	$586.70	$12.38
Hypothetical (5% return before expenses)	$1,000.00	$1,009.53	$15.68

Class C Shares
Actual	$1,000.00	$586.90	$12.39
Hypothetical (5% return before expenses)	$1,000.00	$1,009.53	$15.68

Class Y Shares
Actual	$1,000.00	$589.50	$8.41
Hypothetical (5% return before expenses)	$1,000.00	$1,014.55	$10.66

* Expenses are equal to the Fund’s annualized expense ratio of 2.35% for Class A, 3.10% for Class B, 3.10% for Class C, and 2.10% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/366 to reflect the one-half year period.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008

REAL ESTATE COMMON STOCKS (0.1%)	Shares	Market Value($)
Office (0.1%)
Mack-Cali Realty Corp.	13,132	321,734
Total Real Estate Common Stocks		321,734

REAL ESTATE PREFERRED STOCKS (107.1%)
Apartments (11.5%)
Apartment Investment & Management Co., Series G, 9.375%	52,700	833,187
Apartment Investment & Management Co., Series T, 8.000%	329,090	4,623,714
Apartment Investment & Management Co., Series U, 7.750%	536,500	7,430,525
Associated Estates Realty Corp., Series B, 8.700%	296,434	4,846,696
BRE Properties, Inc., Series C, 6.750%	228,000	3,693,600
BRE Properties, Inc., Series D, 6.750%	132,300	2,206,764
Equity Residential Properties Trust, Series K, 8.290% (b)	169,700	8,325,906
Equity Residential Properties Trust, Series N, 6.480%	73,300	1,520,975
Mid-America Apartment Communities, Inc., Series H, 8.300%	415,075	9,023,731
UDR, Inc., Series G, 6.750%	219,988	3,959,784
		46,464,882
Diversified (9.3%)
Colonial Properties Trust, Series D, 8.125%	96,717	1,423,674
Cousins Properties, Inc., Series B, 7.500%	182,700	2,192,400
Digital Realty Trust, Inc., Series A, 8.500%	881,440	14,103,040
Duke Realty Corp., Series L, 6.600%	151,900	1,563,051
Duke Realty Corp., Series N, 7.250%	152,773	1,637,727
Duke Realty Corp., Series O, 8.375%	675,000	9,693,000
Vornado Realty Trust, Series G, 6.625%	80,300	1,308,087
Vornado Realty Trust, Series I, 6.625%	295,358	5,691,549
		37,612,528
Healthcare (14.5%)
HCP, Inc., Series F, 7.100%	106,780	1,772,548
Health Care REIT, Inc., Series D, 7.875%	184,550	3,487,995
Health Care REIT, Inc., Series F, 7.625%	325,810	6,027,485
LTC Properties, Inc., Series F, 8.000%	1,304,500	27,394,500
Omega Healthcare Investors, Inc., Series D, 8.375%	1,050,000	19,876,500
		58,559,028
Hotel (8.9%)
Ashford Hospitality Trust, Series A, 8.550%	368,700	2,378,115
Ashford Hospitality Trust, Series D, 8.450%	720,000	4,464,000
Eagle Hospitality Properties Trust, Series A, 8.250% (b) (c)	641,300	3,514,324
FelCor Lodging Trust, Inc., Series A, 7.800%	234,910	1,585,642

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

REAL ESTATE PREFERRED STOCKS (CONTINUED)	Shares	Market Value($)
Hotel (continued)
Hersha Hospitality Trust, Series A, 8.000%	198,200	2,249,570
Hospitality Properties Trust, Series C, 7.000%	332,729	4,355,423
Host Marriott Corp., Series E, 8.875%	511,200	8,792,640
Innkeepers USA Trust, Series C, 8.000% (b)	131,500	230,125
LaSalle Hotel Properties, Series E, 8.000%	162,700	2,097,203
LaSalle Hotel Properties, Series G, 7.250%	100,800	1,209,600
Strategic Hotels & Resorts, Inc., Series B, 8.250%	144,800	629,880
Strategic Hotels & Resorts, Inc., Series C, 8.250%	374,989	1,593,703
Sunstone Hotel Investors, Inc., Series A, 8.000%	221,515	2,846,468
		35,946,693
Mortgage (0.8%)
iStar Financial, Inc., Series E, 7.875%	437,400	1,679,616
iStar Financial, Inc., Series F, 7.800%	262,100	995,980
iStar Financial, Inc., Series G, 7.650%	185,700	696,375
		3,371,971
Net Lease (5.0%)
Capital Lease Funding, Inc., Series A, 8.125%	478,000	7,146,100
Entertainment Properties Trust, Series D, 7.375%	63,460	793,250
Entertainment Properties Trust, Series E, 9.000%	247,100	4,373,670
Lexington Realty Trust, Series B, 8.050%	433,100	4,504,240
Lexington Realty Trust, Series C, 6.500%	155,428	2,491,511
National Retail Properties, Inc., Series C, 7.375%	49,400	815,100
		20,123,871
Office Property (19.5%)
Alexandria Real Estate Equity, Inc., Series C, 8.375%	498,194	9,948,934
BioMed Realty Trust, Inc., Series A, 7.375%	1,190,800	16,814,096
Brandywine Realty Trust, Series C, 7.500%	49,450	639,883
Brandywine Realty Trust, Series D, 7.375%	27,300	364,182
Corporate Office Properties Trust, Series G, 8.000%	633,125	11,358,263
Corporate Office Properties Trust, Series H, 7.500%	15,300	251,073
Corporate Office Properties Trust, Series J, 7.625%	99,100	1,723,349
Highwoods Properties, Inc., Series B, 8.000%	223,628	3,557,922
HRPT Properties Trust, Series B, 8.750%	418,314	5,166,178
Kilroy Realty Corp., Series E, 7.800%	61,689	1,041,927
Kilroy Realty Corp., Series F, 7.500%	142,718	2,410,507
Parkway Properties, Inc., Series D, 8.000%	412,100	4,945,200
PS Business Park, Inc., Series H, 7.000%	122,532	2,052,411
PS Business Park, Inc., Series K, 7.950%	155,100	2,866,248

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

REAL ESTATE PREFERRED STOCKS (CONTINUED)	Shares	Market Value($)
Office Property (continued)
PS Business Park, Inc., Series L, 7.600%	368,400	6,520,680
PS Business Park, Inc., Series P, 6.700%	274,300	4,388,800
SL Green Realty Corp., Series C, 7.625%	240,863	3,538,277
SL Green Realty Corp., Series D, 7.875%	86,000	1,298,600
		78,886,530
Regional Malls (5.3%)
CBL & Associates Properties, Inc., Series C, 7.750%	434,600	3,476,800
CBL & Associates Properties, Inc., Series D, 7.375%	183,979	1,416,638
Glimcher Realty Trust, Series F, 8.750%	698,408	4,714,254
Glimcher Realty Trust, Series G, 8.125%	73,900	460,397
Taubman Centers, Inc., Series G, 8.000%	646,266	10,017,123
Taubman Centers, Inc., Series H, 7.625%	90,700	1,451,200
		21,536,412
Shopping Centers (18.4%)
Developers Diversified Realty Corp., Series G, 8.000%	209,100	1,817,079
Developers Diversified Realty Corp., Series H, 7.375%	100,000	762,000
Kimco Realty Corp., Series G, 7.750%	1,215,300	21,875,400
Regency Centers Corp., Series B, 7.450%	50,000	900,000
Regency Centers Corp., Series D, 7.250%	174,300	3,111,255
Saul Centers, Inc., Series A, 8.000%	512,698	7,885,295
Saul Centers, Inc., Series B, 9.000%	604,600	7,859,800
Tanger Factory Outlet Centers, Inc., Series C, 7.500%	291,595	5,394,508
Urstadt Biddle Properties, Inc., Series C, 8.500%	92,000	6,670,000
Urstadt Biddle Properties, Inc., Series D, 7.500%	474,700	9,114,240
Weingarten Realty Investors, Series F, 6.500%	568,500	8,868,600
		74,258,177
Storage (3.8%)
Public Storage, Inc., Series G, 7.000%	5,352	102,919
Public Storage, Inc., Series I, 7.250%	20,467	451,297
Public Storage, Inc., Series L, 6.750%	390,000	7,628,400
Public Storage, Inc., Series M, 6.625%	380,000	7,030,000
		15,212,616
Warehouse/Industrial (10.1%)
AMB Property Corp., Series M, 6.750%	239,400	3,765,762
AMB Property Corp., Series O, 7.000%	324,169	5,439,556
AMB Property Corp., Series P, 6.850%	279,830	4,597,607
First Industrial Realty Trust, Series J, 7.250%	352,500	3,525,000
Monmouth Real Estate Investment Corp., Series A, 7.625%	232,050	3,378,648

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

	Shares or
REAL ESTATE PREFERRED STOCKS (CONTINUED)	Principal Amount	Market Value($)
Warehouse/Industrial (continued)
Prologis Trust, Series C, 8.540% (b) (c)	406,380	13,984,633
Prologis Trust, Series F, 6.750%	141,770	1,913,895
Prologis Trust, Series G, 6.750%	296,967	4,187,234
		40,792,335
Total Real Estate Preferred Stocks		432,765,043
Total Real Estate Common and Preferred Stocks (cost $683,338,875)		433,086,777

CORPORATE BONDS (0.9%)
Regional Malls (0.6%)
The Rouse Co., 8.000%, 4/30/09 (a)	5,700,000	2,394,000

Warehouse/Industrial (0.3%)
First Industrial LP, 7.600%, 7/15/28	3,000,000	1,273,944
Total Corporate Bonds (cost $8,398,725)		3,667,944

WARRANTS (0.0%)
Resource Capital Corp. – Warrants (a) (c)	42,500	0
Total Warrants (cost $0)

REPURCHASE AGREEMENT (0.0%)
Custodial Trust Co., 0.010%, dated 12/31/08 due
01/01/09, repurchase price $11,900
(collateralized by U.S. Treasury Bond, 12/31/10, valued at $15,033)	11,900	11,900
Total Repurchase Agreement (cost $11,900)		11,900
Total Investments – 108.1% (cost $691,749,500)		436,766,621
Liabilities in excess of Other Assets – (8.1%)		(32,745,135)
NET ASSETS – 100.0%		$404,021,486

(a)	Represents non-income producing securities.
(b)	The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
(c)	Fair valued under procedures established by the Board of Trustees in good faith.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT DECEMBER 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Investments in	Other Financial
Description	Securities	Statements++
Level 1 - Quoted prices	$407,261,914	$–
Level 2 - Other significant observable inputs	$25,990,383	$–
Level 3 - Significant unobservable inputs+	$3,514,324	$–
Total	$436,766,621	$–

+ Level 3 investments are valued based on pricing inputs that are unobservable and reflect management’s own assumptions about the variables market participants would use in pricing the investments. As of 12/31/08, the Fund held one Level 3 investment, Eagle Hospitality Properties Trust, Series A, which was valued by management based on yield discount model by judgmentally applying yield premium to the average yield of a basket of comparable securities.
++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in	Other Financial
	Securities	Instruments
Balance as of 12/31/07	$33,662,356	$–
Realized gain (loss)	$(46,320,710)	$–
Change in unrealized appreciation (depreciation)*	$38,183,788	$–
Net purchases (sales)	$(22,011,110)	$–
Transfers in and/or out of level 3	$–	$–
Balance as of 12/31/08	$3,514,324	$–

* The amount of total gains and losses for the year included in earnings that are attributable to the change in unrealized loss relating to Level III investment still held at December 31, 2008 was $8,259,944.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2008

ASSETS
Investments, at value (cost $691,737,600)	$436,754,721
Repurchase agreement, at cost	11,900
Total Investments, (cost $691,749,500)	436,766,621
Interest and dividends receivable	9,489,236
Receivables from investments sold	38,906,705
Receivable for capital shares issued	5,052,501
Other receivables	1,500,000
Prepaid expenses	11,369
Total Assets	491,726,432
LIABILITIES
Demand loan payable to bank	82,502,392
Payables for investments purchased	2,861,013
Payable for capital shares redeemed	1,537,807
Payable for distribution to shareholders	1,376
Accrued expenses and other payables
Interest expense	64,757
Investment advisory fees	293,970
Distribution fees	131,312
Administrative services plan fees	66,456
Other accrued expenses	245,863
Total Liabilities	87,704,946
NET ASSETS	$404,021,486
Capital	$842,021,322
Undistributed net investment loss	–
Accumulated net realized loss on investments and securities
sold short	(183,016,957)
Net unrealized depreciation on investments and securities
sold short	(254,982,879)
Net Assets	$404,021,486
Class A
Net Assets	$208,501,841
Shares outstanding	15,826,965
Redemption price per share	$13.17
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$13.98
Class B
Net Assets	$21,422,519
Shares outstanding	1,649,988
Offering and redemption price per share[1]	$12.98
Class C
Net Assets	$102,162,694
Shares outstanding	7,887,006
Offering and redemption price per share[1]	$12.95
Class Y
Net Assets	$71,934,432
Shares outstanding	5,473,615
Offering and redemption price per share[1]	$13.14

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income	$63,081,947
Interest income	2,655,715
Total Investment Income	65,737,662

EXPENSES
Investment advisory fees	4,745,605
Distribution fees
Class A	647,956
Class B	322,087
Class C	1,261,552
Administration, fund accounting and transfer agent fees	565,720
Administrative services plan fees	269,926
Custodian fees	100,920
Trustees’ fees	50,564
Legal fees	240,450
Reports to shareholders	123,347
Registration fees	66,802
Audit fees	39,042
Insurance expense	27,457
Other expenses	72,259
Total operating expenses	8,533,687
Dividend expense on securities sold short	28,725
Interest expense	3,661,564
Net Expenses	12,223,976
Net Investment Income	53,513,686

REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND SECURITIES SOLD SHORT
Net realized loss from investments	(187,262,181)
Net realized gain from securities sold short	2,141,979
Net increase from payment by affiliates for net losses realized
on investments not meeting investment restrictions	1,500,000
Change in unrealized depreciation from investments	(96,116,769)
Net realized/unrealized loss from investments and
securities sold short	(279,736,971)
Change in net assets resulting from operations	$(226,223,285)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	December 31, 2008	December 31, 2007
OPERATIONS
Net investment income	$53,513,686	$50,643,079
Net realized loss from investments	(187,262,181)	(25,220,389)
Net increase from payment by affiliate for net losses realized
on investments not meeting investment restrictions	1,500,000
Net realized gain (loss) from securities sold short	2,141,979	(73,993)
Net change in unrealized depreciation from investments	(96,116,769)	(206,023,506)
Change in net assets resulting from operations	(226,223,285)	(180,674,809)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(21,527,616)	(23,926,274)
From return of capital	(8,713,441)	(6,414,248)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(2,447,992)	(3,043,296)
From return of capital	(990,841)	(967,755)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(10,106,271)	(10,525,388)
From return of capital	(4,090,579)	(3,436,140)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(5,593,876)	(2,208,033)
From return of capital	(2,264,158)	(863,904)
Change in net assets from distributions to shareholders	(55,734,774)	(51,385,038)

CAPITAL TRANSACTIONS
Proceeds from shares issued	433,716,758	211,926,754
Shares issued in reinvestment of distributions	39,242,236	34,730,177
Payments for shares redeemed	(242,091,484)	(358,861,160)
Other contributions	–	54,044
Redemption fees	505,561	72,504
Change in net assets from capital transactions	231,373,071	(112,077,681)
Change in net assets	(50,584,988)	(344,137,528)

NET ASSETS
Beginning of year	454,606,474	798,744,002
End of year	$404,021,486	$454,606,474
Undistributed net investment income	$–	$–

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Year Ended	Year Ended
CAPITAL TRANSACTIONS	December 31, 2008	December 31, 2007
CLASS A
Proceeds from shares issued	$267,666,808	$132,942,566
Dividends reinvested	20,929,871	20,229,100
Cost of shares redeemed	(172,116,358)	(257,362,919)
Other capital contributions	–	29,219
Redemption fees	454,561	60,904
Change	$116,934,882	$(104,101,130)

CLASS B
Proceeds from shares issued	$8,596,432	$4,523,977
Dividends reinvested	2,093,950	2,538,729
Cost of shares redeemed	(9,294,221)	(20,377,065)
Other capital contributions	–	4,531
Redemption fees	2,276	1,329
Change	$1,398,437	$(13,308,499)

CLASS C
Proceeds from shares issued	$69,780,743	$33,782,909
Dividends reinvested	9,340,401	9,278,989
Cost of shares redeemed	(37,746,179)	(66,030,689)
Other capital contributions	–	16,081
Redemption fees	17,397	7,190
Change	$41,392,362	$(22,945,520)

CLASS Y
Proceeds from shares issued	$87,672,775	$40,677,302
Dividends reinvested	6,878,014	2,683,359
Cost of shares redeemed	(22,934,726)	(15,090,487)
Other capital contributions	–	4,213
Redemption fees	31,327	3,081
Change	$71,647,390	$28,277,468

SHARE TRANSACTIONS
CLASS A
Issued	13,076,948	4,015,283
Reinvested	1,175,209	645,815
Redeemed	(8,250,874)	(8,324,291)
Change	6,001,283	(3,663,193)

CLASS B
Issued	475,943	138,036
Reinvested	114,307	82,686
Redeemed	(463,760)	(659,539)
Change	126,490	(438,817)

CLASS C
Issued	3,931,829	1,018,831
Reinvested	526,487	302,804
Redeemed	(1,979,077)	(2,198,922)
Change	2,479,239	(877,287)

CLASS Y
Issued	4,831,802	1,252,117
Reinvested	399,741	88,393
Redeemed	(1,174,619)	(519,537)
Change	4,056,924	820,973

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

STATEMENT OF CASH FLOWS - YEAR ENDED DECEMBER 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	(226,223,285)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(489,867,884)
Proceeds from sale of investments	397,832,570
Proceeds from short transactions	5,657,756
Cover short transactions	(3,515,777)
Net realized (gain) loss on:
Long transactions	187,262,181
Short transactions	(2,141,979)
Change in unrealized appreciation on long transactions, short transactions,
and written options	96,116,769
Amortization and accretion of premium and discount	(156,888)
Changes in assets and liabilities:
Receivable for investments sold	(37,055,633)
Other receivable	(1,500,000)
Dividends and interest receivable	428,618
Prepaid expenses	36,103
Investment advisory fees payable	(137,819)
Distribution fees payable	(88,338)
Payable for securities purchased, short positions and written options	2,861,013
Accrued expenses and other liabilities	(2,278,165)
NET CASH USED IN OPERATING ACTIVITIES	(72,770,758)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	430,938,938
Payment on shares redeemed less redemption fees	(248,505,224)
Cash distributions paid	(16,492,538)
Cash provided from loan	(93,170,418)
NET CASH PROVIDED BY FINANCING ACTIVITIES	72,770,758
NET CHANGE IN CASH FOR THE YEAR	–

CASH, BEGINNING OF YEAR	–
CASH, END OF YEAR	–

Non-cash financing activities not included herein consist of reinvestment of distributions of $39,242,236.
Cash paid for interest during the year: $4,422,419.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Investment Activities					Less Dividends

				Net Realized
				and Unrealized
				Gains (Losses)
	Net Asset			on Investments,
	Value,	Net		Options and	Total From	Net	Net
	Beginning	Investment		Securities Sold	Investment	Investment	Realized
	of Period	Income		Short	Activities	Income	Gains
Kensington Select Income Fund Class A
Year Ended December 31, 2008	$25.14	2.42	(e)	(12.02)	(9.60)	(1.70)	–
Year Ended December 31, 2007	$35.90	2.40	(e)	(10.70)	(8.30)	(1.83)	–
Year Ended December 31, 2006	$33.69	2.19	(e)	2.87	5.05	(2.31)	(0.37)
Year Ended December 31, 2005	$37.07	2.41	(e)	(3.09)	(0.68)	(2.50)	(0.19)
Year Ended December 31, 2004	$36.76	2.04		1.92	3.96	(1.95)	(1.70)

Kensington Select Income Fund Class B
Year Ended December 31, 2008	$24.86	2.28	(e)	(11.90)	(9.62)	(1.62)	–
Year Ended December 31, 2007	$35.60	2.13	(e)	(10.59)	(8.46)	(1.65)	–
Year Ended December 31, 2006	$33.44	1.92	(e)	2.83	4.75	(2.05)	(0.37)
Year Ended December 31, 2005	$36.84	2.12	(e)	(3.07)	(0.95)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.57	1.80		1.85	3.65	(1.74)	(1.64)

Kensington Select Income Fund Class C
Year Ended December 31, 2008	$24.80	2.22	(e)	(11.81)	(9.59)	(1.62)	–
Year Ended December 31, 2007	$35.53	2.11	(e)	(10.56)	(8.45)	(1.65)	–
Year Ended December 31, 2006	$33.38	1.91	(e)	2.83	4.74	(2.05)	(0.37)
Year Ended December 31, 2005	$36.77	2.12	(e)	(3.06)	(0.94)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.51	1.82		1.82	3.64	(1.74)	(1.64)

Kensington Select Income Fund Class Y
Year Ended December 31, 2008	$25.13	2.38	(e)	(11.90)	(9.52)	(1.77)	–
Year Ended December 31, 2007	$35.87	2.41	(e)	(10.62)	(8.21)	(1.90)	–
Year Ended December 31, 2006*	$34.14	1.75	(e)	2.26	4.01	(1.75)	(0.37)

*	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
(f)	In 2008, the return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.30% for Class A, 0.31% for Class B and C, and 0.38% for Class Y.

The accompanying notes are an integral part of these financial statements.

from:						Ratios/Supplemental Data
							Ratio of	Ratio of
							Expenses	Expenses
							to Average	to Average
							Net	Net
							Assets -	Assets -
							Excludes	Includes
						Net	Dividend	Dividend	Ratio of Net
						Assets,	and	and	Investment
Return			Net Asset			End of	Interest	Interest	Income to	Portfolio
of	Total	Redemption	Value,	Total		Period	Expense	Expenses	Net Assets	Turnover
Capital	Distributions	Fees	End of Period	Return (a) (b)		(000’s)	(c)	(c)	(c) (e)	(d)

(0.71)	(2.41)	$0.04	$13.17	(40.49)%	(f)(g)	$208,502	1.58%	2.36%	11.50%	66.41%
(0.63)	(2.46)	–^	$25.14	(24.21)%	(h)	$246,986	1.50%	2.15%	7.20%	87.89%
(0.17)	(2.85)	–^	$35.90	15.61%		$484,186	1.48%	2.44%	6.31%	20.60%
(0.01)	(2.70)	–^	$33.69	(1.99)%		$444,576	1.47%	2.13%	6.66%	35.70%
–	(3.65)	–	$37.07	11.30%		$534,973	1.60%	2.32%	7.49%	37.74%

(0.64)	(2.26)	–^	$12.98	(41.01)%	(f)(g)	$21,423	2.33%	3.11%	10.75%	66.41%
(0.63)	(2.28)	–^	$24.86	(24.78)%	(h)	$37,874	2.25%	2.90%	6.45%	87.89%
(0.17)	(2.59)	–^	$35.60	14.72%		$69,867	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	–^	$33.44	(2.73)%		$74,926	2.22%	2.88%	5.95%	35.70%
–	(3.38)	–	$36.84	10.45%		$83,185	2.35%	3.07%	6.73%	37.74%

(0.64)	(2.26)	–^	$12.95	(40.99)%	(f)(g)	$102,163	2.33%	3.11%	10.75%	66.41%
(0.63)	(2.28)	–^	$24.80	(24.80)%	(h)	$134,139	2.25%	2.90%	6.45%	87.89%
(0.17)	(2.59)	–^	$35.53	14.72%		$223,325	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	–^	$33.38	(2.71)%		$220,262	2.22%	2.88%	5.96%	35.70%
–	(3.38)	–	$36.77	10.43%		$237,965	2.35%	3.07%	6.73%	37.74%

(0.71)	(2.48)	$0.01	$13.14	(40.43)%	(f)(g)	$71,934	1.33%	2.11%	11.76%	66.41%
(0.63)	(2.53)	–^	$25.13	(24.02)%	(h)	$35,609	1.25%	1.90%	7.45%	87.89%
(0.17)	(2.29)	–^	$35.87	12.16%		$21,367	1.23%	2.19%	6.56%	20.60%

(g)	Includes the effects of certain excess investments made by the Fund in the shares of other investment companies (as discussed in Note 4 in the Notes to Financial Statements) in the amount of $(0.02) per share.
(h)	Includes the effects of certain excess investments made by the Fund in the shares of other investment companies (as discussed in Note 4 in the Notes to Financial Statements) in the amount of $(0.22) per share.
^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

OTHER SHARE CLASS RESULT – UNAUDITED

Average Annualized Returns In Percent					Since
For Year Ended 12/31/08		1	3	5	Inception
With All Distributions Reinvested		Year	Years	Years	(3/30/01)[1]
Class B Shares
not reflecting applicable CDSC[2]		-41.01	-20.16	-11.37	-0.02
reflecting applicable CDSC		-43.63	-20.77	-11.60	-0.02
Expense Ratio as of 12/31/07[3] : 2.25% net operating expenses	3.05% gross operating expenses

Class C Shares
not reflecting applicable CDSC[2]		-40.99	-20.15	-11.37	-0.02
reflecting applicable CDSC		-41.52	-20.15	-11.37	-0.02
Expense Ratio as of 12/31/07[3] : 2.25% net operating expenses	3.05% gross operating expenses

Class Y Shares*		-40.43	-19.39	-10.59	0.81
Expense Ratio as of 12/31/07[3] : 1.25% net operating expenses	2.05% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

[1] While the Class B and C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.
2 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

[3] The Adviser has contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) extraordinary expenses and (2) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class B, C and Y shares at 2.35%, 2.35% and 1.35%, respectively.

* Class Y shares of the fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent		Since	Cash	30-Day
For Year Ended 12/31/08	1	Inception	Distribution	SEC
With All Distributions Reinvested	Year	(4/28/06)	Rate[1]	Yield[2]
International Real Estate Fund – A Share at NAV	-51.56	-18.66	2.79%	7.65%
International Real Estate Fund – With Load	-54.35	-20.45	2.63%	7.20%
FTSE EPRA/NAREIT Global Real Estate Index ex-U.S.[3]	-52.00	-17.19
Expense Ratio as of 12/31/07[4] : 1.66% net operating expenses 1.63% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/ or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 74.

[1] The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. The fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized by the issuer as capital gains and/or return of capital for tax purposes following year-end. To the extent this occurs, distributions paid by the fund during the year will also be reclassified to reflect these REIT recharacterizations. If these changes occur, they may reduce the net investment income component of the fund distributions and increase the capital gain and/or return of capital components. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component after the close of each fiscal year on form 1099-DIV. This information will also be available on the Kensington International Real Estate Fund Dividend History Page at www.kig.com.

[2] The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3] The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

[4] The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.65%.

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund’s prospectus. By itself the fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved. Investments in foreign securities involve additional risks such as greater volatility and political, economic and currency risks and differences in accounting methods.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

PORTFOLIO HOLDINGS
% of Portfolio Holdings by Country as of December 31, 2008

Common
Country	Stock
Japan	26.1
Hong Kong	22.2
Australia	14.2
France	10.9
United Kingdom	9.8
Canada	3.4
Netherlands	3.4
Singapore	2.3
Switzerland	1.8
Sweden	1.6
Norway	1.1
Finland	1.0
Brazil	0.5

Portfolio holdings are subject to change.

Portfolio holding percentages do not include other assets in excess of liabilities (1.7%) and will not total 100%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on April 28, 2006 to December 31, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for year ended 12/31/08 for the International Real Estate Fund (Class A Shares) reflecting maximum sales charge

1-Year: -54.35%
Since Inception (4/28/06): -20.45%
Performance for other share classes can be found on page 74.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington International Real Estate Fund seeks total return from both capital appreciation and current income by investing in a portfolio of non-U.S. equities. The Fund’s focus is on high quality real estate companies in Asia-Pacific and Europe. We seek to invest in top-tier firms with proven track records and strong balance sheets.

Significant declines were seen around the globe in 2008 in response to rapidly eroding credit markets and the deepening U.S. recession, reflecting extreme pessimism about the prospects for commercial real estate operators. Global real estate stock returns ranged from -33% to -64% in 2008, with Australia, the United Kingdom (UK), Hong Kong, Singapore and Canada experiencing the largest declines.1

Against this backdrop, the International Real Estate Fund posted a decline of -51.56% (A share at NAV) for the year ended December 31, 2008, performing slightly ahead of the benchmark FTSE EPRA/NAREIT Global Real Estate Index ex-U.S. which returned -52.00% over the same period. While still negative overall, the Fund’s outperformance versus the benchmark was more pronounced in the second half of 2008, due to the Fund’s increased focus on companies with strong balance sheets and manageable leverage levels.

We believe investors have priced in many of the risks present in the market today. Real estate stocks are trading at significant discounts relative to the value of their underlying properties. Even after marking property value estimates down 40% to 60% around the globe in the last year, stocks have continued to trade at discounts to the value of the underlying real estate. For example, REITs in Continental Europe and the UK, which together make up 17% of the global market, are currently trading at 12-20% average discounts to property values according to our estimates, below long term averages.2 Sweeping discounts seen in nearly every corner of the world suggests that investors have already factored in continued weakness for property companies, and supports our thesis that there is value in real estate stocks at these levels.

INVESTMENT STRATEGY

In this unprecedented environment, we have continued to position the Fund with an emphasis on diligent stock picking within countries. The Fund’s underweight to Australia, based on valuation concerns in the region, positively contributed to Fund performance during the year, as did the Fund’s intermittent cash holdings.

Additionally, our cautious approach to stock selection — focusing on companies with strong balance sheets, transparent earnings, conservative capital structures, low leverage levels and limited development pipelines and debt maturities—greatly contributed to the Fund’s relative outperformance by country. Stock selection positively contributed to the Fund’s returns in Japan, Australia, Hong Kong, Europe and the UK. Among the Fund’s top 10 holdings as of December 31, 70% outperformed their local markets, most by significant margins.3

In contrast, the Fund’s investment in ProLogis, a U.S.-based industrial company with a global operating platform, weighed heavily on 2008 portfolio returns. We viewed this position as a value play in a high quality operator, but investors continued to punish the stock as the company struggled to solve a mounting leverage problem.

Looking forward, we plan to put an even greater emphasis on companies with strong balance sheets, minimal debt maturities (or specified strategies for dealing with these maturities) and ample cash flow to cover anticipated debt payments and upcoming lease maturities. We will also continue to focus on owners of the best quality properties in superior locations, as well as top tier management teams.

To complement this strategy, we have identified a short list of hard-hit companies that we think can weather this challenging period and have the potential to provide great upside. We are poised to take advantage of opportunities in these companies as credit markets regain their health.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

CONCLUSION

While commercial real estate has historically been viewed as a “safe haven” in volatile times, investors were left without shelter last year as global concerns impacted all markets around the world. However, despite ongoing market turmoil, we believe real estate remains an important component of core portfolios due to the potential for attractive long term returns and relatively high dividend income versus other equities. We believe that in this risk-averse investment environment, investors will put an emphasis on companies with stable cash flow, high quality assets and strong balance sheets.

While we expect volatility to continue as governments around the world work to restore liquidity during the coming months, we believe the Kensington International Real Estate Fund’s selection of high quality real estate companies and careful regional allocation can deliver strong returns in the years ahead.

We are grateful for your continued confidence and patience through this challenging period.

Sincerely,

Michael McGowan	Paul Gray
Portfolio Manager	Portfolio Manager

 ____________________
1 In U.S. dollars. Source: EPRA, December 31, 2008.
2 Sources: Percent of market: EPRA, 12/31/08; Discount to property value: Kensington Investment Group, Inc. research, January 2009.
3 In U.S. dollars. Source: Bloomberg, January 2009.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings information. Current and future holdings are subject to risk.

EXPENSE EXAMPLE

As a shareholder of the Kensington International Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemptions fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington International Real Estate Fund	July 1, 2008	December 31, 2008	During Period*
Class A Shares
Actual	$1,000.00	$605.50	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.72	$8.49

Class B Shares
Actual	$1,000.00	$603.00	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,012.95	$12.27

Class C Shares
Actual	$1,000.00	$603.00	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,012.95	$12.27

Class Y Shares
Actual	$1,000.00	$606.30	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.98	$7.22

* Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Class A, 2.42% for Class B, 2.42% for Class C, and 1.42% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008

REAL ESTATE COMMON STOCKS (98.3%)	Shares	Market Value($)
Australia (14.2%)
CFS Retail Property Trust	304,400	396,865
Commonwealth Property Office Fund	407,209	335,009
Dexus Property Group	768,346	439,266
Goodman Group	1,767,377	911,838
Stockland	437,173	1,231,379
Westfield Group	632,500	5,710,673
		9,025,030
Brazil (0.5%)
General Shopping Brasil SA (a)	310,500	302,245

Canada (3.4%)
Boardwalk Real Estate Investment Trust	35,300	730,877
Calloway Real Estate Investment Trust	56,300	517,623
RioCan Real Estate Investment Trust	82,400	911,773
		2,160,273
Finland (1.0%)
Citycon Oyj	279,712	653,206

France (10.9%)
Societe Immobiliere de Location pour l'Industrie et le Commerce	5,300	490,217
Unibail-Rodamco Co.	43,404	6,425,529
		6,915,746
Hong Kong (22.2%)
Champion REIT	1,950,000	523,341
China Overseas Land & Investment, Ltd.	1,557,800	2,166,794
China Overseas Land & Investment, Ltd. Rights (a) (b)	62,312	22,351
China Resources Land, Ltd.	284,000	348,120
Hang Lung Properties, Ltd.	810,178	1,760,393
Henderson Land Development Co., Ltd.	561,740	2,080,196
Hongkong Land Holdings, Ltd.	55,200	136,896
Link Real Estate Investment Trust	845,925	1,397,105
New World Development, Ltd.	851,100	863,158
Sun Hung Kai Properties, Ltd.	575,350	4,795,697
		14,094,051
Japan (26.1%)
Japan Real Estate Investment Corp.	45	395,146
Kenedix Realty Investment Corp.	319	871,664
Mitsubishi Estate Co., Ltd.	376,900	6,016,264
Mitsui Fudosan Co., Ltd.	386,530	6,229,678
Nippon Building Fund, Inc.	195	2,103,806
Sumitomo Realty & Development Co., Ltd.	8,200	118,862
Tokyu REIT, Inc.	134	815,973
		16,551,393
Netherlands (3.4%)
Corio NV	30,400	1,389,847
Nieuwe Steen Investment NV	51,083	795,997
		2,185,844

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

REAL ESTATE COMMON STOCKS (CONTINUED)	Shares	Market Value($)
Norway (1.1%)
Norwegian Property ASA	829,750	720,481

Singapore (2.3%)
CapitaCommercial Trust	629,600	391,110
CapitaLand, Ltd.	271,400	585,844
CapitaMall Trust	419,200	462,626
		1,439,580
Sweden (1.6%)
Hufvudstaden AB - A Shares	141,900	991,404

Switzerland (1.8%)
Psp Swiss Property Ag	23,700	1,173,477

United Kingdom (9.8%)
British Land Co. PLC	170,000	1,346,743
Capital & Regional PLC	659,090	445,376
Derwent London PLC	50,408	525,438
Great Portland Estates PLC	67,896	253,806
Hammerson PLC	69,856	537,330
Land Securities Group PLC	137,909	1,826,150
Liberty International PLC	67,200	461,829
Segro PLC	94,600	335,948
Shaftesbury PLC	97,860	508,625
		6,241,245

Total Real Estate Common Stocks (cost $96,141,862)		62,453,975

Total Investments – 98.3% (cost $96,141,862)		62,453,975
Other Assets in excess of Liabilities – 1.7%		1,050,585
NET ASSETS – 100.0%		$63,504,560

(a)	Represents non-income producing securities.
(b)	Fair valued under procedures established by the Board of Trustees in good faith.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

Schedule of Portfolio Investments - December 31, 2008 continued

FAS 157 - Summary of Fair Value Exposure at December 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$62,431,624	$–
Level 2 - Other significant observable inputs	$22,351	$–
Level 3 - Significant unobservable inputs	$–	$–
Total	$62,453,975	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Schedule of Portfolio Investments by Industry - December 31, 2008

Industry	% of Net Assets
Real Estate - Diversified	58.6%
Real Estate - Retail	20.8%
Real Estate - Office	11.8%
Real Estate - Multifamily	5.1%
Real Estate - Industrial	2.0%

Total Investments	98.3%
Other Assets less Liabilities	1.7%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities - December 31, 2008

ASSETS
Investments, at value (cost $96,141,862)	$62,453,975
Foreign currency, at value (cost $542,672)	542,225
Interest and dividends receivable	435,611
Receivables from investment securities sold	3,577,062
Receivable for capital shares issued	121,790
Other Receivables	1,907
Prepaid expenses	11,866
Total Assets	67,144,436
LIABILITIES
Payable to custodian	702,972
Payable for capital shares redeemed	2,731,011
Accrued expenses and other payables
Investment advisory fees	6,145
Distribution fees	23,181
Administrative services plan fee	40,345
Other accrued expenses	136,222
Total Liabilities	3,639,876
NET ASSETS	$63,504,560
Capital	$202,081,177
Undistributed net investment loss	(1,129,639)
Accumulated realized loss on investments	(103,758,644)
Net unrealized depreciation on investments	(33,687,887)
Net unrealized depreciation on foreign currency	(447)
Net Assets	$63,504,560
Class A
Net Assets	$43,311,282
Shares outstanding	3,360,778
Redemption price per share	$12.89
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$13.67
Class B
Net Assets	$1,838,088
Shares outstanding	142,709
Offering and redemption price per share[1]	$12.88
Class C
Net Assets	$12,935,267
Shares outstanding	1,005,416
Offering and redemption price per share[1]	$12.87
Class Y
Net Assets	$5,419,923
Shares outstanding	420,538
Offering and redemption price per share[1]	$12.89

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

Statement of Operations - Year ended December 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $732,419)	$5,876,255
Interest income	183,704
Total Investment Income	6,059,959

EXPENSES
Investment advisory fees	1,795,394
Distribution fees
Class A	312,545
Class B	50,608
Class C	336,522
Administration, fund accounting and transfer agent fees	237,928
Administrative services plan fees	183,035
State registration fees	74,429
Custodian fees	123,689
Reports to shareholders	52,410
Legal fees	110,566
Audit fees	49,414
Insurance expense	12,644
Trustees’ fees	14,099
Other expenses	34,642
Total expenses before waivers	3,387,925
Less: expenses reimbursed by the Adviser	(177,874)
Interest expense	13,131
Net Expenses	3,223,182
Net Investment Income	2,836,777

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(93,177,498)
Net realized gain from foreign currency transactions	1,602,392
Change in unrealized depreciation from investments	(26,568,827)
Change in unrealized depreciation from foreign currency	(160,723)
Net realized/unrealized loss from investments	(118,304,656)
Net change in net assets resulting from operations	$(115,467,879)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM	December 31, 2008	December 31, 2007
OPERATIONS
Net investment income	$2,836,777	$704,579
Net realized loss from investments	(93,177,498)	(4,411,132)
Net realized gain from foregin currency transactions	1,602,392	869,458
Change in unrealized depreciation from investments	(26,568,827)	(19,772,699)
Change in unrealized appreciation (depreciation) from
foreign currency	(160,723)	155,767
Change in net assets resulting from operations	(115,467,879)	(22,454,027)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(67,349)	(11,230,628)
From net realized gain from investments	–	(550,408)
From return of capital	(1,760,981)	–
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(1,310)	(373,363)
From net realized gain from investments	–	(20,654)
From return of capital	(34,249)	–
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(9,433)	(2,697,468)
From net realized gain from investments	–	(148,852)
From return of capital	(246,643)	–
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(10,151)	(1,397,553)
From net realized gain from investments	–	(64,741)
From return of capital	(265,418)	–
Change in net assets from distributions to shareholders	(2,395,534)	(16,483,667)
CAPITAL TRANSACTIONS
Proceeds from shares issued	37,631,291	264,815,464
Shares issued in reinvestment of distributions	2,045,408	14,182,288
Payments for shares redeemed	(135,943,573)	(85,514,231)
Redemption fees	35,630	57,585
Change in net assets from capital transactions	(96,231,244)	193,541,106
Change in net assets	(214,094,657)	154,603,412
NET ASSETS
Beginning of year	277,599,217	122,995,805
End of year	$63,504,560	$277,599,217
Undistributed net investment income	$(1,129,639)	$(6,387,594)
CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$30,250,995	$187,958,613
Dividends reinvested	1,529,775	9,974,857
Cost of shares redeemed	(101,991,066)	(61,053,888)
Redemption fees	31,509	50,166
Change	$(70,178,787)	$136,929,748

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

Statement of Changes in Net Assets continued

	Year Ended	Year Ended
CAPITAL TRANSACTIONS	December 31, 2008	December 31, 2007
CLASS B
Proceeds from shares issued	$267,147	$6,200,425
Dividends reinvested	28,543	351,350
Cost of shares redeemed	(2,751,853)	(1,001,997)
Redemption fees	11	336
Change	$(2,456,152)	$5,550,114
CLASS C
Proceeds from shares issued	$3,036,778	$45,938,668
Dividends reinvested	229,058	2,515,743
Cost of shares redeemed	(20,244,500)	(10,587,181)
Redemption fees	1,218	3,060
Change	$(16,977,446)	$37,870,290
CLASS Y
Proceeds from shares issued	$4,076,371	$24,717,758
Dividends reinvested	258,032	1,340,338
Cost of shares redeemed	(10,956,154)	(12,871,165)
Redemption fees	2,892	4,023
Change	$(6,618,859)	$13,190,954

SHARE TRANSACTIONS
CLASS A
Issued	1,350,164	6,029,503
Reinvested	84,260	371,046
Redeemed	(5,274,514)	(2,051,651)
Change	(3,840,090)	4,348,898
CLASS B
Issued	12,108	201,003
Reinvested	1,517	13,195
Redeemed	(155,969)	(33,644)
Change	(142,344)	180,554
CLASS C
Issued	134,365	1,469,972
Reinvested	12,580	94,492
Redeemed	(1,062,950)	(361,795)
Change	(916,005)	1,202,669
CLASS Y
Issued	193,098	787,671
Reinvested	14,040	49,597
Redeemed	(605,933)	(444,135)
Change	(398,795)	393,133

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

			Investment Activities:			Less Dividends

	Net Asset			Net Realized/
	Value,	Net		Unrealized	Total From	Net	Net
	Beginning of	Investment		Gains on	Investment	Investment	Realized
	Period	Income		Investments	Activities	Income	Gains
Kensington International Real Estate Fund Class A
Year Ended December 31, 2008	$27.17	0.37	(e)	(14.29)	(13.92)	(0.02)	–
Year Ended December 31, 2007	$30.00	0.12	(e)	(1.23)	(1.11)	(1.64)	(0.08)
Period Ended December 31, 2006**	$25.00	0.21	(e)	5.58	5.78	(0.71)	(0.07)

Kensington International Real Estate Fund Class B
Year Ended December 31, 2008	$27.05	0.21	(e)	(14.21)	(14.00)	–	–
Year Ended December 31, 2007	$29.92	(0.11)	(e)	(1.23)	(1.34)	(1.45)	(0.08)
Period Ended December 31, 2006**	$25.00	0.09	(e)	5.55	5.64	(0.65)	(0.07)

Kensington International Real Estate Fund Class C
Year Ended December 31, 2008	$27.04	0.21	(e)	(14.20)	(13.99)	–	–
Year Ended December 31, 2007	$29.91	(0.11)	(e)	(1.23)	(1.34)	(1.45)	(0.08)
Period Ended December 31, 2006**	$25.00	0.09	(e)	5.55	5.64	(0.66)	(0.07)

Kensington International Real Estate Fund Class Y
Year Ended December 31, 2008	$27.20	0.43	(e)	(14.32)	(13.89)	(0.02)	–
Year Ended December 31, 2007	$30.03	0.20	(e)	(1.25)	(1.05)	(1.70)	(0.08)
Period Ended December 31, 2006**	$25.00	0.26	(e)	5.57	5.83	(0.73)	(0.07)

**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
								Ratio of Net
						Ratio of	Ratio of	Investment
						Expenses to	Expenses to	Income to
						Average Net	Average Net	Average Net
						Assets -	Assets -	Assets -
						Includes	Excludes	Includes
			Net Asset		Net Assets,	Waived	Waived	Waived
			Value,		End of	Fees and	Fees and	Fees and
Return	Total	Redemption	End of	Total Return	Period	Reimbursed	Reimbursed	Reimbursed	Portfolio
of Capital	Distributions	Fees	Period	(a) (b)	(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	Turnover (d)

(0.34)	(0.36)	–^	$12.89	(51.56%)	$43,311	1.66%	1.75%	1.72%	110.14%
–	(1.72)	–^	$27.17	(3.59%)	$195,641	1.66%	1.62%	0.40%	89.81%
–	(0.78)	–	$30.00	23.18%	$85,573	1.85%	1.85%	1.33%	59.51%

(0.17)	(0.17)	–^	$12.88	(51.94%)	$1,838	2.41%	2.50%	0.97%	110.14%
–	(1.53)	–^	$27.05	(4.36%)	$7,711	2.41%	2.37%	(0.35%)	89.75%
–	(0.72)	–	$29.92	22.61%	$3,127	2.60%	2.60%	0.59%	59.51%

(0.18)	(0.18)	–^	$12.87	(51.92%)	$12,935	2.41%	2.50%	0.97%	110.14%
–	(1.53)	–^	$27.04	(4.36%)	$51,964	2.41%	2.37%	(0.35%)	89.75%
–	(0.73)	–	$29.91	22.61%	$21,499	2.60%	2.60%	0.59%	59.51%

(0.40)	(0.42)	–^	$12.89	(51.44%)	$5,420	1.41%	1.50%	1.97%	110.14%
–	(1.78)	–^	$27.20	(3.39%)	$22,283	1.41%	1.37%	0.65%	89.75%
–	(0.80)	–	$30.03	23.38%	$12,797	1.60%	1.60%	1.58%	59.51%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

OTHER SHARE CLASS RESULTS – UNAUDITED

Average Annualized Returns in Percent		Since
For Year Ended 12/31/08	1	Inception
With All Distributions Reinvested	Year	(4/28/06)
Class B Shares
not reflecting applicable CDSC[1]	-51.94	-19.28
reflecting applicable CDSC	-54.32	-20.12
Expense Ratio as of 12/31/07[2] : 2.41% net operating expenses 2.38% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]	-51.92	-19.27
reflecting applicable CDSC	-52.40	-19.27
Expense Ratio as of 12/31/07[2] : 2.41% net operating expenses 2.38% gross operating expenses

Class Y Shares	-51.44	-18.47
Expense Ratio as of 12/31/07[2] : 1.41% net operating expenses 1.38% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B, C and Y shares at 2.40%, 2.40% and 1.40%, respectively.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent		Since	Cash	30-Day
For Year Ended 12/31/08	1	Inception	Distribution	SEC
With All Distributions Reinvested	Year	(12/29/06)	Rate[1]	Yield[2]
Global Real Estate Fund – A Share at NAV	-49.16	-32.42	3.29%	6.55%
Global Real Estate Fund – With Load	-52.09	-34.39	3.10%	6.17%
FTSE EPRA/NAREIT Global Real Estate Index[3]	-47.72	-30.16
Expense Ratio as of 12/31/07[4] : 1.54% net operating expenses 2.64% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/ or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 92.

[1] The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. The fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized by the issuer as capital gains and/or return of capital for tax purposes following year-end. To the extent this occurs, distributions paid by the fund during the year will also be reclassified to reflect these REIT recharacterizations. If these changes occur, they may reduce the net investment income component of the fund distributions and increase the capital gain and/or return of capital components. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component after the close of each fiscal year on form 1099-DIV. This information will also be available on the Kensington Global Real Estate Fund Dividend History Page at www.kig.com.
[2] The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
[3] The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to track the performance of listed real estate companies and REITs worldwide.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

[4] The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.50%.

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund’s prospectus. By itself the fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved. Investments in foreign securities involve additional risks such as greater volatility and political, economic and currency risks and differences in accounting methods.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

Portfolio Holdings
% of Portfolio Holdings by Country as of December 31, 2008

	Common	Other	Net Portfolio
Country	Stock	Investments	Percentage
United States	38.5	1.5	40.0
Japan	17	—	17.0
Hong Kong	12.4	—	12.4
Australia	8.5	—	8.5
United Kingdom	6.1	—	6.1
France	5.7	—	5.7
Repurchase Agreement	—	3.2	3.2
Canada	2.6	—	2.6
Netherlands	1.7	—	1.7
Singapore	1.4	—	1.4
Switzerland	0.9	—	0.9
Norway	0.8	—	0.8
Sweden	0.8	—	0.8
Finland	0.4	—	0.4

Portfolio holdings are subject to change. Due to rounding, values may not total 100%.

Portfolio holding percentages do not include liabilities in excess of other assets (1.5%) and will not total 100%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on December 29, 2006 to December 31, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for year ended 12/31/08 for the Global Real Estate Fund (Class A Shares) reflecting maximum sales charge
1-Year: -52.09%
Since Inception (12/29/06): -34.39%
Performance for other share classes can be found on page 92.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Global Real Estate Fund seeks total return from both capital appreciation and current income by investing in a portfolio of U.S. and international equities. The Fund’s focus is on high quality real estate companies in North America, Asia-Pacific and Europe. We seek to invest in top-tier firms with proven track records and strong balance sheets.

INVESTMENT STRATEGY

Significant declines were seen around the globe in 2008 in response to rapidly eroding credit markets and the deepening U.S. recession, reflecting extreme pessimism about the prospects for commercial real estate operators. Global real estate stock returns ranged from -33% to -64% in 2008, with Australia, the United Kingdom (UK), Hong Kong, Singapore and Canada experiencing the largest declines.1

Against this backdrop, the Global Real Estate Fund posted a decline of -49.16% (A share at NAV) for the year ended December 31, 2008, underperforming the benchmark FTSE EPRA/NAREIT Global Real Estate Index which returned -47.72% over the same period.

We believe investors have priced in many of the risks present in the market today. Real estate stocks are trading at significant discounts relative to the value of their underlying properties. Even after marking property value estimates down 40% to 60% around the globe in the last year, stocks have continued to trade at discounts to the value of the underlying real estate. For example, U.S. REITs, which make up 40% of the global market, are currently trading at 16% average discounts to property values according to our estimates, far below long term averages.2 Sweeping discounts seen in nearly every corner of the world suggest that investors have already factored in continued weakness for property companies, and support our thesis that there is value in real estate stocks at these levels.

In this unprecedented environment, we have continued to position the Fund with an emphasis on diligent stock picking, focusing on companies with strong balance sheets, transparent earnings, conservative capital structures, low leverage levels and limited development pipelines and debt maturities. All of the Fund’s top 10 holdings as of December 31 outperformed their local markets, many by significant margins.3

Country allocation decisions—particularly the Fund’s underweight to Australia and overweight to the United States as compared to the benchmark index—positively contributed to Fund performance during the year, as did the Fund’s intermittent cash holdings. Stock selection in Japan, Australia, and the UK positively impacted Fund returns, as well.

In contrast, the Fund’s primary detractors from 2008 performance included two office stocks. Maguire Properties (MPG) was hurt by its inability to tap credit markets, which was exacerbated by a series of management missteps. SL Green Realty (SLG), an owner of Manhattan office properties, was shunned by investors for its high exposure to the struggling financial sector, despite the company’s well respected management team.

Looking forward, we plan to put an even greater emphasis on companies with strong balance sheets, minimal debt maturities (or specified strategies for dealing with these maturities) and ample resources to cover anticipated debt maturities. We will also continue to focus on owners of the best quality properties in superior locations, as well as top tier management teams.

To complement this strategy, we have identified a short list of hard-hit companies that we think can weather this challenging period and have the potential to provide great upside. We are poised to take advantage of opportunities in these companies as credit markets regain their health.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

CONCLUSION

While commercial real estate has historically been viewed as a “safe haven” in volatile times, investors were left without shelter last year as global concerns impacted all markets around the world. However, despite ongoing market turmoil, we believe real estate remains an important component of core portfolios due to the potential for attractive long term returns and relatively high dividend income versus other equities. We believe that in this risk-averse investment environment, investors will put emphasis on companies with stable cash flow, high quality assets and strong balance sheets.

While we expect volatility to continue as governments around the world work to restore liquidity during the coming months, we believe the Kensington Global Real Estate Fund’s selection of high quality real estate companies and careful regional allocation can deliver strong returns in the years ahead.

We are grateful for your continued confidence and patience through this challenging period.

Sincerely,

Michael McGowan	Paul Gray
Portfolio Manager	Portfolio Manager

____________________
1 In U.S. dollars. Source: EPRA, December 31, 2008.
2 Sources: EPRA, 12/31/08 and Kensington Investment Group, Inc. research, January 2009.
3 In U.S. dollars. Source: Bloomberg, January 2009.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings information.
Current and future holdings are subject to risk.

EXPENSE EXAMPLE

As a shareholder of the Kensington Global Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Global Real Estate Securities Fund	July 1, 2008	December 31, 2008	During Period*
Class A Shares
Actual	$1,000.00	$595.80	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.75

Class B Shares
Actual	$1,000.00	$593.10	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,013.69	$11.53

Class C Shares
Actual	$1,000.00	$593.30	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,013.69	$11.53

Class Y Shares
Actual	$1,000.00	$596.30	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.71	$6.48

* Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Class A, 2.28% for Class B, 2.28% for Class C, and 1.28% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008

REAL ESTATE COMMON STOCKS (96.8%)	Shares	Market Value($)
Australia (8.5%)
CFS Retail Property Trust	33,300	43,415
Commonwealth Property Office Fund	36,100	29,699
Dexus Property Group	58,351	33,360
Goodman Group	219,180	113,081
Stockland	46,510	131,004
Westfield Group	84,902	766,558
		1,117,117
Canada (2.6%)
Boardwalk Real Estate Investment Trust	3,100	64,185
Brookfield Properties Corp.	15,850	122,521
Calloway Real Estate Investment Trust	7,300	67,116
RioCan Real Estate Investment Trust	8,400	92,948
		346,770
Finland (0.4%)
Citycon Oyj	24,454	57,107

France (5.7%)
Societe Immobiliere de Location pour I'Industrie et le Commerce	800	73,995
Unibail-Rodamco Co.	4,534	671,214
		745,209
Hong Kong (12.4%)
Champion Reit	230,000	61,727
China Overseas Land & Investment, Ltd.	177,200	246,473
China Overseas Land & Investment, Ltd. Rights (a) (b)	7,088	2,542
China Resources Land, Ltd.	30,000	36,773
Hang Lung Properties, Ltd.	84,622	183,871
Henderson Land Development Co., Ltd.	57,760	213,893
Hongkong Land Holdings, Ltd.	30,000	74,400
Link REIT	104,075	171,887
New World Development, Ltd.	84,400	85,596
Sun Hung Kai Properties, Ltd.	66,150	551,378
		1,628,540
Japan (17.0%)
Japan Real Estate Investment Corp.	5	43,905
Kenedix Realty Investment Corp.	58	158,484
Mitsubishi Estate Co., Ltd.	46,100	735,871
Mitsui Fudosan Co., Ltd.	53,570	863,384
Nippon Building Fund, Inc.	22	237,353
Sumitomo Realty & Development Co., Ltd.	6,800	98,568
Tokyu REIT, Inc.	15	91,340
		2,228,905
Netherlands (1.7%)
Corio NV	3,200	146,300
Nieuwe Steen Investment NV	4,837	75,372
		221,672

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

REAL ESTATE COMMON STOCKS (CONTINUED)	Shares	Market Value($)
Norway (0.8%)
Norwegian Property ASA	112,695	97,854

Singapore (1.4%)
CapitaCommercial Trust	82,300	51,125
CapitaLand, Ltd.	36,100	77,925
CapitaMall Trust	44,700	49,331
		178,381
Sweden (0.8%)
Hufvudstaden AB - A Shares	14,300	99,909

Switzerland (0.9%)
Psp Swiss Property Ag	2,400	118,833

United Kingdom (6.1%)
British Land Co. PLC	21,156	167,598
Capital & Regional PLC	65,921	44,546
Derwent London PLC	6,008	62,626
Great Portland Estates PLC	7,844	29,322
Hammerson PLC	8,345	64,189
Land Securities Group PLC	19,500	258,213
Liberty International PLC	9,200	63,226
Segro PLC	10,900	38,709
Shaftesbury PLC	14,254	74,085
		802,514
United States (38.5%)
AvalonBay Communities, Inc.	2,920	176,894
Boston Properties, Inc.	6,165	339,075
Corporate Office Properties Trust	1,700	52,190
Digital Realty Trust, Inc.	7,400	243,090
Equity Residential Properties Trust	10,100	301,182
Essex Property Trust, Inc.	2,700	207,225
Federal Realty Investors Trust	1,680	104,294
HCP, Inc.	14,000	388,780
Health Care REIT, Inc.	1,700	71,740
Host Hotels & Resorts, Inc.	14,800	112,036
Kimco Realty Corp.	8,793	160,736
Liberty Property Trust	3,600	82,188
Mack-Cali Realty Corp.	2,025	49,612
Mid-America Apartment Communities, Inc.	1,900	70,604
National Retail Properties, Inc.	7,466	128,341
Nationwide Health Properties, Inc.	7,100	203,912
ProLogis Trust	19,610	272,383
Public Storage, Inc.	4,000	318,000
Regency Centers Corp.	2,436	113,761
Simon Property Group, Inc.	12,610	669,969
SL Green Realty Corp.	2,705	70,060
Tanger Factory Outlet Centers	1,100	41,382
Taubman Centers, Inc.	2,400	61,104
The Macerich Co.	5,800	105,328

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2008 CONTINUED

	Shares or
REAL ESTATE COMMON STOCKS (CONTINUED)	Principal Amount	Market Value($)
United States (continued)
UDR, Inc.	5,225	72,053
Ventas, Inc.	8,400	281,988
Vornado Realty Trust	5,680	342,788
		5,040,715
Total Real Estate Common Stocks (cost $17,870,286)		12,683,526

INVESTMENT COMPANIES (1.5%)
United States (1.5%)
iShares Cohen & Steers Realty Majors Index Fund	2,150	94,987
iShares DJ US Real Estate	2,850	106,105
Total Investment Companies (cost $196,595)		201,092

REPURCHASE AGREEMENT (3.2%)
Custodial Trust Co., 0.010%, dated 12/31/08 due
01/01/09, repurchase price $421,618
(collateralized by U.S. Treasury Note, 01/15/16, valued at $430,186)	421,618	421,618

Total Repurchase Agreement (cost $421,618)		421,618

Total Investments – 101.5% (cost $18,488,499)		13,306,236
Liabilities in excess of Other Assets – (1.5%)		(203,516)
NET ASSETS – 100.0%		$13,102,720

(a)	Represents non-income producing securities.
(b)	Fair valued under procedures established by the Board of Trustees in good faith.

FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT DECEMBER 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$12,882,076	$–
Level 2 - Other significant observable inputs	$424,160	$–
Level 3 - Significant unobservable inputs	$–	$–
Total	$13,306,236	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS BY INDUSTRY - DECEMBER 31, 2008

Industry	% of Net Assets
Real Estate - Diversified	39.7%
Real Estate - Retail	21.6%
Real Estate - Office	11.8%
Real Estate - Multifamily	9.0%
Real Estate - Health Care	7.2%
Real Estate - Industrial	3.2%
Real Estate - Storage	2.4%
Real Estate - Investment Company	1.5%
Real Estate - Net Lease	1.0%
Real Estate - Hotel	0.9%
Total Investments	98.3%
Other Assets less Liabilities	1.7%
NET ASSETS	100.00%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2008

ASSETS
Investments, at value (cost $18,066,881)	$12,884,618
Repurchase agreements, at cost	421,618
Total Investments, (cost $18,488,499)	13,306,236
Foreign currency, at value (cost $18,386)	18,400
Interest and dividends receivable	103,728
Receivables from investment securities sold	83,428
Receivable for capital shares issued	169,516
Due from advisor	18,276
Prepaid expenses	5,541
Total Assets	13,705,125
LIABILITIES
Payable for investments purchased	131,954
Payable for capital shares redeemed	412,880
Accrued expenses and other payables
Distribution fees	5,444
Administrative services plan fee	4,959
Foreign taxes withheld	8,790
Other accrued expenses	38,378
Total Liabilities	602,405
NET ASSETS	$13,102,720
Capital	$32,697,002
Undistributed net investment loss	(75,710)
Accumulated net realized loss on investments	(14,336,323)
Net unrealized depreciation on investments	(5,182,263)
Net unrealized appreciation on foreign currency	14
Net Assets	$13,102,720
Class A
Net Assets	$8,304,298
Shares outstanding	758,618
Redemption price per share	$10.95
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$11.62
Class B
Net Assets	$739,381
Shares outstanding	67,446
Offering and redemption price per share[1]	$10.96
Class C
Net Assets	$3,786,687
Shares outstanding	345,763
Offering and redemption price per share[1]	$10.95
Class Y
Net Assets	$272,354
Shares outstanding	24,874
Offering and redemption price per share[1]	$10.95

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $65,779)	$908,620
Interest income	26,934
Total Investment Income	935,554

EXPENSES
Investment advisory fees	250,449
Administration fees
Distribution fees
Class A	36,061
Class B	15,817
Class C	85,402
Administration, fund accounting and transfer agent fees	30,692
Administrative services plan fees	56,210
State registration fees	42,128
Custodian fees	45,874
Reports to shareholders	12,245
Legal fees	16,310
Audit fees	46,592
Insurance expense	1,183
Trustees’ fees	3,170
Other expenses	8,790
Total expenses before waivers	650,923
Less: Expenses waived by the Adviser	(200,717)
Interest Expense	4,854
Net Expenses	455,060
Net Investment Income	480,494

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(13,731,124)
Net realized gain on foreign currency transactions	71,306
Change in unrealized depreciation from investments	(2,387,199)
Change in unrealized depreciation from foreign currency	(12,819)
Net unrealized loss from investments	(16,059,836)
Change in net assets resulting from operations	$(15,579,342)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM	December 31, 2008	December 31, 2007
OPERATIONS
Net investment income	$480,494	$173,793
Net realized loss from investments	(13,731,124)	(765,565)
Net realized gain (loss) from foreign currency transactions	71,306	(10,335)
Change in unrealized depreciation from investments	(2,387,199)	(2,795,064)
Change in unrealized appreciation (depreciation) from foreign currency	(12,819)	12,833
Change in net assets resulting from operations	(15,579,342)	(3,384,338)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(225,900)	(198,163)
From return of capital	(72,010)	–

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(11,911)	(14,174)
From return of capital	(3,797)	–

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(64,888)	(117,363)
From return of capital	(20,685)	–

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(8,384)	(4,631)
From return of capital	(2,672)	–
Change in net assets from distributions to shareholders	(410,247)	(334,331)

CAPITAL TRANSACTIONS
Proceeds from shares issued	15,176,112	42,906,151
Shares issued in reinvestment of distributions	339,586	290,971
Payments for shares redeemed	(18,319,150)	(7,598,462)
Redemption fees	7,866	7,904
Change in net assets from capital transactions	(2,795,586)	35,606,564
Change in net assets	(18,785,175)	31,887,895

NET ASSETS
Beginning of year	31,887,895	–
End of year	$13,102,720	$31,887,895
Undistributed net investment loss	$(75,710)	$(107,401)

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$10,804,431	$22,276,153
Dividends reinvested	251,299	175,904
Cost of shares redeemed	(9,358,279)	(4,628,574)
Redemption fees	7,804	4,131
Change	$1,705,255	$17,827,614

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Year Ended	Year Ended
CAPITAL TRANSACTIONS	December 31, 2008	December 31, 2007
CLASS B
Proceeds from shares issued	$341,197	$3,096,725
Dividends reinvested	9,588	10,679
Cost of shares redeemed	(765,364)	(864,026)
Redemption fees	(1,981)	2,819
Change	$(416,560)	$2,246,197

CLASS C
Proceeds from shares issued	$3,353,444	$16,886,365
Dividends reinvested	70,448	99,825
Cost of shares redeemed	(7,791,077)	(1,873,643)
Redemption fees	1,816	954
Change	$(4,365,369)	$15,113,501

CLASS Y
Proceeds from shares issued	$677,040	$646,908
Dividends reinvested	8,251	4,563
Cost of shares redeemed	(404,430)	(232,219)
Redemption fees	227	–
Change	$281,088	$419,252

SHARE TRANSACTIONS
CLASS A
Issued	600,325	905,035
Reinvested	18,033	7,802
Redeemed	(578,912)	(193,665)
Change	39,446	719,172

CLASS B
Issued	19,013	131,024
Reinvested	668	480
Redeemed	(46,498)	(37,241)
Change	(26,817)	94,263

CLASS C
Issued	176,391	690,511
Reinvested	4,886	4,499
Redeemed	(449,096)	(81,428)
Change	(267,819)	613,582

CLASS Y
Issued	37,332	26,512
Reinvested	586	200
Redeemed	(29,914)	(9,842)
Change	8,004	16,870

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities:				Less Dividends

	Net Asset			Net Realized/
	Value,	Net		Unrealized	Total From	Net	Net
	Beginning	Investment		Gain (Loss)	Investment	Investment	Realized
	of Period	Income		on Investments	Activities	Income	Gains
Kensington Global Real Estate Fund Class A
Year Ended December 31, 2008	$22.12	0.40	(e)	(11.21)	(10.81)	(0.28)	–
Year Ended December 31, 2007	$25.00	0.32	(e)	(2.89)	(2.57)	(0.31)	–

Kensington Global Real Estate Fund Class B
Year Ended December 31, 2008	$22.10	0.27	(e)	(11.21)	(10.94)	(0.15)	–
Year Ended December 31, 2007	$25.00	0.14	(e)	(2.86)	(2.72)	(0.18)	–

Kensington Global Real Estate Fund Class C
Year Ended December 31, 2008	$22.04	0.27	(e)	(11.16)	(10.89)	(0.16)	–
Year Ended December 31, 2007	$25.00	0.14	(e)	(2.89)	(2.75)	(0.21)	–

Kensington Global Real Estate Fund Class Y
Year Ended December 31, 2008	$22.13	0.44	(e)	(11.22)	(10.78)	(0.30)	–
Year Ended December 31, 2007	$25.00	0.39	(e)	(2.92)	(2.53)	(0.34)	–

(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
								Ratio of Net
						Ratio of	Ratio of	Investment
						Expenses to	Expenses to	Income to
						Average Net	Average Net	Average Net
						Assets -	Assets -	Assets -
						Includes	Excludes	Includes
					Net Assets,	Waived	Waived	Waived
			Net Asset	Total	End of	Fees and	Fees and	Fees and
Return of	Total	Redemption	Value,	Return	Period	Reimbursed	Reimbursed	Reimbursed	Portfolio
Capital	Distributions	Fees	End of Period	(a) (b)	(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	Turnover (d)

(0.08)	(0.36)	–^	$10.95	(49.16%)	$8,304	1.52%	0.70%	2.22%	161.88%
–	(0.31)	$0.01	$22.12	(10.35%)	$15,907	1.54%	2.64%	1.32%	89.65%

(0.05)	(0.20)	–^	$10.96	(49.66%)	$739	2.27%	1.45%	1.47%	161.88%
–	(0.18)	$0.06	$22.10	(10.89%)	$2,084	2.29%	3.39%	0.57%	89.65%

(0.04)	(0.20)	–^	$10.95	(49.59%)	$3,787	2.27%	1.45%	1.47%	161.88%
–	(0.21)	–^	$22.04	(11.01%)	$13,524	2.29%	3.39%	0.57%	89.65%

(0.10)	(0.40)	–^	$10.95	(49.04%)	$272	1.27%	0.45%	2.47%	161.88%
–	(0.34)	–^	$22.13	(10.19%)	$373	1.29%	2.39%	1.57%	89.65%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

OTHER SHARE CLASS RESULTS - UNAUDITED

Average Annualized Returns In Percent		Since
For Year Ended 12/31/08	1	Inception
With All Distributions Reinvested	Year	(12/29/06)
Class B Shares
not reflecting applicable CDSC[1]	-49.66	-32.95
reflecting applicable CDSC	-52.14	-33.94
Expense Ratio as of 12/31/07[2] : 2.29% net operating expenses 3.39% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]	-49.59	-32.95
reflecting applicable CDSC	-49.59	-32.95
Expense Ratio as of 12/31/07[2] : 2.29% net operating expenses 3.39% gross operating expenses

Class Y Shares	-49.04	-32.28
Expense Ratio as of 12/31/07[2] : 1.29% net operating expenses 2.39% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B, C and Y shares at 2.25%, 2.25% and 1.25%, respectively.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent		Since	Cash	30-Day
For Year Ended 12/31/08	1	Inception	Distribution	SEC
With All Distributions Reinvested	Year	(6/29/07)	Rate[1]	Yield[2]
Global Infrastructure Fund – A Share at NAV	-42.28	-26.42	2.15%	2.86%
Global Infrastructure Fund – With Load	-45.60	-29.27	2.03%	2.70%
S&P Global Infrastructure Index[3]	-38.98	-23.78
MSCI World Index[4]	-41.95	-29.38
Expense Ratio as of 12/31/07[5] : 1.49% net operating expenses 1.81% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/ or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 108.

1 The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component after the close of each fiscal year on form 1099-DIV. This information will also be available on the Kensington Global Infrastructure Fund Dividend History Page at www.kig.com.
2 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
3 The fund’s benchmark index, the S&P Global Infrastructure Index, provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.
4 For comparative purposes, the MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

5 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.50%.

Because the fund concentrates its investments in infrastructure-related entities, the fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. The fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

PORTFOLIO HOLDINGS
% of Portfolio Holdings by Country as of December 31, 2008

	Common	Other	Net Portfolio
Country	Stock	Investments	Percentage
Europe ex-U.K.	39.2		39.2
United States	24.9		24.9
Canada	9.5		9.5
Emerging Markets[1]	5.7		5.7
United Kingdom	5.6		5.6
Japan	3.7		3.7
Repurchase Agreement		3.7	3.7
Australia	1.6		1.6
Singapore	1.6		1.6
Hong Kong	1.3		1.3

Portfolio holdings are subject to change.
Portfolio holding percentages do not include other assets in excess of liabilities (3.2%) and will not total 100%.
[1] Emerging Markets includes China 3.5%, Russia 1.2%, Mexico 0.7% and Brazil 0.3%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on June 29, 2007 to December 31, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for year ended 12/31/08 for the Global Infrastructure Fund (Class A Shares) reflecting maximum sales charge
1-Year: -45.60%
Since Inception (6/29/07): -29.27%
Performance for other share classes can be found on page 108.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www. kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

Management’s Discussion and Analysis

The Kensington Global Infrastructure Fund seeks total return from both capital appreciation and current income through investing in a portfolio of global infrastructure securities.

The Fund invests in securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. These assets comprise the physical structures and networks providing necessary services to society such as transportation and communication networks, energy transportation and storage, and utilities.

In addition to the Fund’s focus on investments in mature infrastructure networks that generate positive cash flow and relatively stable revenue streams, the Fund seeks opportunities to participate in the growth in global infrastructure spending through investments in infrastructure-related businesses that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Investment Strategy

The ongoing credit crisis continued to wreak havoc on global capital markets throughout 2008, reducing liquidity and heavily impacting companies in the infrastructure sector. Against this backdrop, the Kensington Global Infrastructure Fund declined -42.28% (A share at NAV) in 2008, as compared to the benchmark S&P Global Infrastructure Index, which returned -38.98% over the period.

The Fund’s portfolio was geographically well diversified across 16 countries, with the largest holdings in the U.S. (25%), France (13%) and Spain (11%) at year-end. The largest sector holdings as of December 31 included Energy Infrastructure, Utilities and Transportation.

Energy Infrastructure

After a strong start to the year, pipeline operators such as El Paso Corporation and Williams Companies, Inc. were hard hit by declining natural gas prices and mounting credit concerns in the second half of 2008. Although we believe the bulk of the value of these companies is derived from their pipeline assets (as opposed to their reserves)—which tend to offer stable, contractual revenue streams and benefit from incremental supply—their stocks fell as natural gas prices declined.

Looking forward, we will continue to focus on firms whose income is driven more by production volume rather than the actual price of the underlying commodity. Clearly, one has an impact on the other, but for companies with pipeline assets, for instance, we believe income streams will be less volatile over the long term since performance is not directly tied to the day to day fluctuations in crude prices.

Utilities

Although Utilities as a group posted negative returns in 2008, we believe the industry fared better relative to alternatives due to Utilities’ typically defensive nature and characteristics. In our view, valuations have become more attractive as a result of the sell-off, and investors will likely continue to prize the defensive nature of the companies amidst continued economic uncertainty. Most utilities have been actively cutting their capital expenditure forecasts due to the slowing global economy, which alleviates short term concerns (financing and liquidity) at the expense of slower long term growth.

Transportation Infrastructure

High energy prices and global economic concerns weighed heavily on stock prices in the Transportation sector last year. After suffering along with their industry peers, we believe Toll Road operators—which tend to offer relative stability and attractive dividend yields—may offer the potential for value moving forward should credit markets continue to improve and energy prices remain low. We remain cautious on the Port and Airport companies, however, as we believe their fundamentals will continue to be challenged in the current economic environment.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Related Industries

Within Related Industries, we are decreasing the Fund’s exposure to Engineering and Construction companies. Over the long term, we believe the sector may benefit from increased spending resulting from economic stimulus packages in the U.S. and abroad; however, in light of current economic conditions and the rapid drop in commodity prices, we believe that large projects may face cancellations, reducing backlogs in the near term. While some companies will surely benefit from projected government spending in our view, we believe it is important that investors balance this positive with the negative impact on revenues from the private sector.

CONCLUSION

While mindful of the significant near term economic concerns, we have a constructive long term outlook for the infrastructure sector. In our view, current market volatility has provided opportunity to invest in best-in-class companies at very reasonable valuations.

Urbanization and globalization remain the “twin forces” driving demand for infrastructure, as countries work to build and improve infrastructure networks to compete in an increasingly competitive world.

We believe that we are in the early stages of a long term global trend, with $53 trillion in spending forecasted over the next 20+ years.1 In our view, this unprecedented spending, combined with ongoing private sector investment, will support continued demand for infrastructure assets.

Thank you for your continued support as we navigate through this difficult investment environment.

Sincerely,

Aaron Visse
Portfolio Manager

____________________
1 Organization for Economic Cooperation and Development, 2007.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings information. Current and future holdings are subject to risk.

Expense Example

As a shareholder of the Kensington Global Infrastructure Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Global Infrastructure Fund	July 1, 2008	December 31, 2008	During Period*
Class A Shares
Actual	$1,000.00	$622.00	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.52	$7.68

Class B Shares
Actual	$1,000.00	$619.40	$9.22
Hypothetical (5% return before expenses)	$1,000.00	$1,013.75	$11.47

Class C Shares
Actual	$1,000.00	$619.40	$9.22
Hypothetical (5% return before expenses)	$1,000.00	$1,013.75	$11.47

Class Y Shares
Actual	$1,000.00	$623.00	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.78	$6.42

* Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Class A, 2.27% for Class B, 2.27% for Class C, and 1.27% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Schedule of Portfolio Investments - December 31, 2008

COMMON STOCKS (93.1%)	Shares	Market Value($)
Australia (1.6%)
Macquarie Airports	785,306	1,314,036
Transurban Group	130,000	489,434
		1,803,470
Brazil (0.3%)
Companhia de Saneamento Basico do Estado de Sao Paulo - Sponsored ADR	13,487	326,520

Canada (9.5%)
Enbridge, Inc.	107,000	3,428,854
TransCanada Corp.	278,000	7,469,631
		10,898,485
China (3.5%)
Dalian Port (PDA) Co., Ltd.	3,418,000	859,991
Jiangsu Express Co., Ltd.	1,070,000	786,947
Shenzhen Expressway Co., Ltd.	1,982,000	693,043
Sichuan Expressway Co., Ltd.	4,250,000	806,108
Zhejiang Expressway Co., Ltd.	1,480,100	868,940
		4,015,029
France (12.8%)
Aeroports de Paris	15,000	1,008,966
GDF Suez	145,000	7,119,996
Veolia Environnement	65,331	2,016,053
Vinci Sa	107,500	4,482,902
		14,627,917
Germany (7.9%)
E.ON AG	165,000	6,522,936
RWE AG	20,000	1,770,920
Siemens AG	10,000	732,277
		9,026,133
Hong Kong (1.3%)
Guangdong Investment, Ltd.	2,204,000	884,421
Pacific Basin Shipping, Ltd.	1,023,000	464,628
PYI Corp., Ltd.	3,592,000	164,533
		1,513,582
Italy (5.3%)
Atlantia SpA	290,000	5,280,790
Autostrada Torino-Milano SpA	15,000	113,845
Enel SpA	118,982	747,979
		6,142,614
Japan (3.7%)
Central Japan Railway Co.	153	1,311,428
East Japan Railway Co.	65	494,043
Kamigumi Co., Ltd.	280,300	2,467,506
		4,272,977
Mexico (0.7%)
Grupo Aeroportuario del Sureste SAB de CV	211,000	785,736

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments - December 31, 2008 continued

COMMON STOCKS (CONTINUED)	Shares	Market Value($)
Netherlands (2.3%)
Koninklijke Vopak NV	49,562	1,860,125
Smit Internationale NV	15,844	772,819
		2,632,944
Russia (1.2%)
Gazprom OAO - Sponsored ADR (a)	97,500	1,389,375

Singapore (1.6%)
SMRT Corp., Ltd.	1,000,000	1,145,237
Straits Asia Resources, Ltd.	1,345,000	728,162
		1,873,399
Spain (10.9%)
Abertis Infraestructuras SA	372,000	6,515,429
Iberdrola SA	664,772	6,043,382
		12,558,811
United Kingdom (5.6%)
Centrica PLC	525,000	2,007,821
National Grid PLC	275,000	2,704,413
Scottish & Southern Energy PLC	97,100	1,699,002
		6,411,236
United States (24.9%)
American Electric Power Co., Inc.	48,200	1,604,096
Diamond Offshore Drilling, Inc.	9,400	554,036
El Paso Corp.	550,000	4,306,500
Energy Transfer Partners, LP	64,000	2,176,640
Entergy Corp.	15,025	1,249,028
Exelon Corp.	65,000	3,614,650
FPL Group, Inc.	52,100	2,622,193
Plains All American Pipeline, LP	15,000	520,350
Public Service Enterprise Group, Inc.	45,900	1,338,903
Schlumberger Ltd.	14,000	592,620
Ship Finance International, Ltd.	104,900	1,159,145
Spectra Energy Corp.	50,000	787,000
Tortoise Capital Resources Corp.	33,400	148,630
Transocean Ltd. (a)	12,500	590,625
Williams Cos, Inc.	500,000	7,240,000
		28,504,416
Total Common Stocks (cost $159,340,611)		106,782,644

WARRANTS (0.0%)
PYI Corp., Ltd. - Warrants (b)	598,666	0
Total Warrants (cost $0)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Schedule of Portfolio Investments - December 31, 2008 continued

REPURCHASE AGREEMENT (3.7%)	Principal Amount	Market Value($)
Custodial Trust Co., 0.010%, dated 12/31/08 due
01/01/09, repurchase price $4,274,928
(collateralized by U.S. Treasury Note, 04/15/12, valued at $4,382,354)	4,274,928	4,274,928
Total Repurchase Agreement (cost $4,274,928)		4,274,928

Total Investments – 96.8% (cost $163,615,539)		111,057,572
Other Assets in excess of Liabilities – 3.2%		3,600,613
NET ASSETS – 100.0%		$114,658,185

ADR - American Deposit Receipt
(a) Represents non-income producing securities.
(b) Fair valued under procedures established by the Board of Trustees in good faith.

OPTIONS WRITTEN	Contracts
American Electric Power Co., Inc, Call 01/09, $33	120	13,200
El Paso Corp., Call 01/09, $8	750	48,750
Exelon Corp., Call 01/09, $60	150	4,500
FPL Group, Inc., Call 01/09, $50	135	23,355
FPL Group, Inc., Call 01/09, $55	135	3,375
		93,180
Total Options Written (premium received $104,079)		$ 93,180

FAS 157 - Summary of  Fair Value Exposure at December 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$106,782,644	$–
Level 2 - Other significant observable inputs	$4,274,928	$–
Level 3 - Significant unobservable inputs	$–	$–
Total	$111,057,572	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments by Industry - December 31, 2008

Industry	% of Net Assets
Oil & Gas Storage & Transportation	23.2%
Electric Utilities	21.0%
Multi Utilities	14.8%
Highways & Railtracks	13.6%
Marine Ports and Services	5.2%
Construction and Engineering	4.0%
Railroads	2.5%
Airport Services	1.6%
Integrated Oil & Gas	1.2%
Airport Services	1.1%
Water Utilities	1.1%
Oil & Gas Drilling	1.0%
Oil & Gas Equipment & Services	1.0%
Industrial Conglomerates	0.6%
Coal & Consumable Fuels	0.6%
Marine	0.4%
Investment Companies	0.2%
Total Investments	93.1%
Other Assets less Liabilities	6.9%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Statement of Assets and Liabilities - December 31, 2008

ASSETS
Investments, at value (cost $159,340,611)	$106,782,644
Repurchase agreements, at cost	4,274,928
Total Investments, (cost $163,615,539)	111,057,572
Cash	225,048
Foreign currency, at value (cost $2,862,552)	2,836,175
Interest and dividends receivable	305,320
Receivables from investment securities sold	252,001
Receivable for capital shares issued	1,382,386
Expense reimbursements from advisor	127,394
Prepaid expenses	42,451
Total Assets	116,228,347
LIABILITIES
Payables for investments purchased	343,475
Payable for options written (proceeds $104,079)	93,180
Payable for capital shares redeemed	822,936
Accrued expenses and other payables
Investment advisory fees	82,754
Distribution fees	27,702
Administrative services plan fee	45,575
Administration, fund accounting and transfer agent fees
Other accrued expenses	154,540
Total Liabilities	1,570,162
NET ASSETS	$114,658,185
Capital	$213,595,002
Undistributed net investment income	81,778
Accumulated net realized loss on investments and options	(46,445,150)
Net unrealized depreciation on investments and options	(52,547,068)
Net unrealized depreciation on foreign currency	(26,377)
Net Assets	$114,658,185
Class A
Net Assets	$62,917,513
Shares outstanding	4,099,003
Redemption price per share	$15.35
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$16.29
Class B
Net Assets	$3,707,859
Shares outstanding	242,282
Offering and redemption price per share[1]	$15.30
Class C
Net Assets	$15,368,581
Shares outstanding	1,002,905
Offering and redemption price per share[1]	$15.32
Class Y
Net Assets	$32,664,232
Shares outstanding	2,125,772
Offering and redemption price per share[1]	$15.37

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

Statement of Operations - Year ended December 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $467,496)	$5,506,345
Interest income	37,476
Total Investment Income	5,543,821

EXPENSES
Investment advisory fees	1,425,517
Distribution fees
Class A	220,070
Class B	45,915
Class C	248,408
Administration, fund accounting and transfer agent fees	228,505
Administrative services plan fees	146,243
State registration fees	121,625
Custodian fees	121,913
Reports to shareholders	51,228
Legal fees	87,693
Audit fees	44,410
Insurance expense	2,408
Trustees’ fees	18,045
Other expenses	27,224
Total operating expenses before waivers	2,789,204
Less: Expenses reimbursed by the Adviser	(299,818)
Interest expense	19,048
Net Expenses	2,508,434
Net Investment Income	3,035,387

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from investments	(46,071,896)
Net realized loss from foreign currency transactions	(205,405)
Change in unrealized depreciation from investments	(56,013,838)
Change in unrealized depreciation from foreign currency	(41,143)
Net realized/unrealized loss from investments	(102,332,282)
Change in net assets resulting from operations	$(99,296,895)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Statement of Changes in Net Assets

		June 29, 2007*
	Year Ended	Through
INCREASE (DECREASE) IN NET ASSETS FROM	December 31, 2008	December 31, 2007
OPERATIONS
Net investment income	$3,035,387	$321,969
Net realized gain (loss) from investments and options	(46,071,896)	186,924
Net realized gain (loss) from foreign currency transactions	(205,405)	31,286
Change in unrealized appreciation (depreciation) from investments	(56,013,838)	3,466,770
Change in unrealized appreciation (depreciation) from foreign
currency	(41,143)	14,766
Change in net assets resulting from operations	(99,296,895)	4,021,715
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(1,418,372)	(275,496)
From net realized gain from investments	(161,269)	(175,316)
From return of capital	(8,880)	–
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(42,716)	(11,489)
From net realized gain from investments	(9,476)	(11,489)
From return of capital	(267)	–
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(196,055)	(54,695)
From net realized gain from investments	(39,766)	(54,694)
From return of capital	(1,227)	–
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(1,002,695)	(78,708)
From net realized gains from investments	(85,331)	(45,913)
From return of capital	(6,278)	–
Change in net assets from distributions to shareholders	(2,972,332)	(707,800)
CAPITAL TRANSACTIONS
Proceeds from shares issued	179,563,288	115,434,804
Shares issued in reinvestment of distributions	2,663,386	567,470
Payments for shares redeemed	(82,905,992)	(1,771,687)
Redemption fees	56,788	5,441
Change in net assets from capital transactions	99,377,470	114,236,028
Change in net assets	(2,891,757)	117,549,943
NET ASSETS
Beginning of period	117,549,942	–
End of period	$114,658,185	$117,549,942
Undistributed net investment income (loss)	$81,778	$(3,564)

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$94,166,659	$69,020,572
Dividends reinvested	1,395,226	350,593
Cost of shares redeemed	(50,346,247)	(1,163,757)
Redemption fees	22,619	3,643
Change	$45,238,257	$68,211,051

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets continued

		June 29, 2007*
	Year Ended	Through
CAPITAL TRANSACTIONS	December 31, 2008	December 31, 2007
CLASS B
Proceeds from shares issued	$2,941,381	$4,749,214
Dividends reinvested	36,141	19,672
Cost of shares redeemed	(1,457,639)	(187,198)
Redemption fees	84	142
Change	$1,519,967	$4,581,830

CLASS C
Proceeds from shares issued	$14,510,153	$22,987,379
Dividends reinvested	193,274	91,874
Cost of shares redeemed	(8,850,519)	(259,346)
Redemption fees	1,190	1,043
Change	$5,854,098	$22,820,950

CLASS Y
Proceeds from shares issued	$67,945,095	$18,677,639
Dividends reinvested	1,038,745	105,331
Cost of shares redeemed	(22,251,587)	(161,386)
Redemption fees	32,895	612
Change	$46,765,148	$18,622,196

SHARE TRANSACTIONS
CLASS A
Issued	4,116,500	2,628,628
Reinvested	70,970	12,980
Redeemed	(2,686,270)	(43,805)
Change	1,501,200	2,597,803

CLASS B
Issued	141,736	182,398
Reinvested	1,821	730
Redeemed	(76,656)	(7,747)
Change	66,901	175,381

CLASS C
Issued	614,575	877,567
Reinvested	9,315	3,408
Redeemed	(492,018)	(9,942)
Change	131,872	871,033

CLASS Y
Issued	2,632,027	698,217
Reinvested	51,454	3,897
Redeemed	(1,253,640)	(6,183)
Change	1,429,841	695,931

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities:				Less Dividends

	Net Asset			Net Realized/
	Value,	Net		Unrealized	Total From	Net	Net
	Beginning of	Investment		Gains on	Investment	Investment	Realized
	Period	Income		Investments	Activities	Income	Gains
Kensington Global Infrastructure Fund Class A
Year Ended December 31, 2008	$27.10	0.44	(e)	(11.82)	(11.38)	(0.33)	(0.04)
Period Ended December 31, 2007*	$25.00	0.20	(e)	2.08	2.28	(0.11)	(0.07)

Kensington Global Infrastructure Fund Class B
Year Ended December 31, 2008	$27.04	0.27	(e)	(11.78)	(11.51)	(0.19)	(0.04)
Period Ended December 31, 2007*	$25.00	0.10	(e)	2.08	2.18	(0.07)	(0.07)

Kensington Global Infrastructure Fund Class C
Year Ended December 31, 2008	$27.04	0.27	(e)	(11.78)	(11.51)	(0.17)	(0.04)
Period Ended December 31, 2007*	$25.00	0.10	(e)	2.08	2.18	(0.07)	(0.07)

Kensington Global Infrastructure Fund Class Y
Year Ended December 31, 2008	$27.11	0.47	(e)	(11.80)	(11.33)	(0.39)	(0.04)
Period Ended December 31, 2007*	$25.00	0.24	(e)	2.06	2.30	(0.12)	(0.07)

*	From commencement of operations on June 29, 2007.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
						Ratio of	Ratio of	Investment
						Expenses to	Expenses to	Income to
						Average Net	Average Net	Average Net
						Assets -	Assets -	Assets -
						Includes	Excludes	Includes
					Net Assets,	Waived	Waived	Waived
Return			Net Asset	Total	End of	Fees and	Fees and	Fees and	Portfolio
of	Total	Redemption	Value,	Return	Period	Reimbursed	Reimbursed	Reimbursed	Turnover
Capital	Distributions	Fees	End of Period	(a) (b)	(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	(b) (d)

–^	(0.37)	–^	$15.35	(42.28%)	$62,918	1.51%	1.69%	1.99%	122.74%
–	(0.18)	–^	$27.10	9.12%	$70,389	1.49%	1.81%	1.53%	41.61%

–^	(0.23)	–^	$15.30	(42.73%)	$ 3,708	2.26%	2.44%	1.24%	122.74%
–	(0.14)	–^	$27.04	8.68%	$ 4,741	2.24%	2.56%	0.78%	41.61%

–^	(0.21)	–^	$15.32	(42.76%)	$15,369	2.26%	2.44%	1.24%	122.74%
–	(0.14)	–^	$27.04	8.72%	$23,550	2.24%	2.56%	0.78%	41.61%

–^	(0.43)	$0.02	$15.37	(42.05%)	$32,664	1.26%	1.44%	2.24%	122.74%
–	(0.19)	–^	$27.11	9.20%	$18,870	1.24%	1.56%	1.78%	41.61%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Other Share Class Results – Unaudited

Average Annualized Returns In Percent			Since
For Year Ended 12/31/08		1	Inception
With All Distributions Reinvested		Year	(6/29/07)
Class B Shares
not reflecting applicable CDSC[1]		-42.73	-27.00
reflecting applicable CDSC		-45.56	-28.92
Expense Ratio as of 12/31/07[2] : 2.24% net operating expenses	2.56% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]		-42.76	-27.00
reflecting applicable CDSC		-42.76	-27.00
Expense Ratio as of 12/31/07[2] : 2.24% net operating expenses	2.56% gross operating expenses

Class Y Shares		-42.05	-26.19
Expense Ratio as of 12/31/07[2] : 1.24% net operating expenses	1.56% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B, C and Y shares at 2.25%, 2.25% and 1.25%, respectively.

T H E K E N S I N G T O N F U N D S

Notes to the Financial Statements

1. Organization

The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, the Kensington Strategic Realty Fund, the Kensington International Real Estate Fund, the Kensington Global Real Estate, and the Kensington Global Infrastructure Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interests with no par value. Each Fund offers four classes of shares: Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase. Class Y shares are sold without a maximum front-end load and no deferred sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

The investment objective of the Kensington Real Estate Securities Fund is capital appreciation and current income through investing in a portfolio of real estate securities.

The investment objective of the Kensington Select Income Fund is current income and potential modest long-term growth of capital.

The investment objective of the Kensington Strategic Realty Fund is total return through a combination of high current income relative to other equity investment alternatives, plus long term growth of capital.

The investment objective of the Kensington International Real Estate Fund is total return through growth of capital and current income.

The investment objective of the Kensington Global Real Estate Fund is total return through growth of capital and current income.

The investment objective of the Kensington Global Infrastructure Fund is total return through growth of capital and current income.

On February 13, 2009, the Adviser to the Funds announced that it had agreed to be acquired by Forward Management, LLC. Refer to footnote 10.

2. Significant Accounting Principles

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

T H E K E N S I N G T O N F U N D S

Securities Valuation

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security as materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

The Portfolios adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Portfolios’ fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. Please refer to each Fund’s Schedule of Investments for additional information.

Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are “marked-to-market” daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

Repurchase Agreements

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.

Transactions in foreign currencies are translated at the rates of exchange prevailing at the time of the transaction.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Written Options

Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the year ended December 31,2008, only Strategic Realty Fund and Global Infrastructure Fund held options.

The following is a summary of option activity for the year ended December 31, 2008, by Fund:

KENSINGTON STRATEGIC REALTY FUND
Call Options	Contract	Premiums
Balance at beginning of year	–	–
Options written	5,686	1,311,443
Options closed	(5,586)	(1,220,864)
Options expired	–	–
Options exercised	–	–
Options outstanding at the end of year	100	90,579

KENSINGTON GLOBAL INFRASTRUCTURE FUND
Call Options	Contract	Premiums
Balance at beginning of year	–	–
Options written	3,125	609,091
Options closed	(1,235)	(442,412)
Options expired	(600)	(62,600)
Options exercised	–	–
Options outstanding at the end of year	1,290	104,079

Short Sale Transactions

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

T H E K E N S I N G T O N F U N D S

Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On December 31, 2008, the Funds did not hold restricted securities.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid quarterly for the Real Estate Securities Fund, the Strategic Realty Fund and the Select Income Fund. Dividends from net investment income, if any, are declared and paid semi-annually for the International Real Estate Fund, Global Real Estate Fund and Global Infrastructure Fund. Net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

In the fiscal year ended December 31, 2007, a portion of the distribution paid from the Select Income Fund was from net investment income and a portion of the distribution was paid from return of capital. The Statement of Changes in Net Assets for the Select Income Fund for the year ended December 31, 2007 has been adjusted to reclassify a portion of the distribution from net investment income to distribution from return of capital. The reclassifications are summarized in the table below:

	Previously Reported	As Revised
Class A - Distributions from net investment income	(30,340,522)	(23,926,274)
Class A - Distributions from return of capital	–	(6,414,248)
Class B - Distributions from net investment income	(4,011,051)	(3,043,296)
Class B - Distributions from return of capital	–	(967,755)
Class C - Distributions from net investment income	(13,961,528)	(10,525,388)
Class C - Distributions from return of capital	–	(3,436,140)
Class D - Distributions from net investment income	(3,071,937)	(2,208,033)
Class D - Distributions from return of capital	–	(863,904)

These reclassifications had no effect on the Select Income Fund’s net assets, net asset value per share, total return or the change in net assets from distributions to shareholders.

Securities Lending

To generate additional income, the Funds may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments.

Expenses

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

Redemption Fees

The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

Administrative Services Plan

The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2008 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$48,792,209	$60,952,379
Kensington Strategic Realty Fund	$514,331,674	$657,631,891
Kensington Select Income Fund	$492,041,154	$396,102,265
Kensington International Real Estate Fund	$184,243,463	$262,459,160
Kensington Global Real Estate Fund	$39,621,831	$37,737,971
Kensington Global Infrastructure Fund	$285,331,989	$189,278,137

4. Related Party Transactions

Investment advisory services are provided to the Funds by the Adviser, which receives investment management fees for their services pursuant to the terms of the Investment Advisory Agreements for each of the Funds (the “Advisory Agreements”). The investment advisory fees, which are computed daily and paid monthly, are payable at the following annual rates for the Funds, calculated as a percentage of each particular Fund’s average daily net assets: Real Estate Securities Fund, 0.85%; Select Income Fund, International Real Estate Fund and Global Real Estate Fund, 1.00%; and Global Infrastructure Fund, 0.90%. The investment advisory fee for the Strategic Realty Fund is described more fully immediately below.

T H E K E N S I N G T O N F U N D S

Pursuant to the Strategic Realty Fund’s Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund’s investment performance is greater than the investment record of the Fund’s benchmark index, the FTSE NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less. The first component of the Strategic Realty Fund’s advisory fee is a “base fee,” paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month (i.e., the current month for which the fee is being calculated). The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed (calculated on Class A share performance for these purposes) relative to its benchmark index over a rolling 12-month period ending on the end of the most recent month (the “performance period”). The performance adjustment, which is equal, on an averaged monthly basis, to 1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place), is calculated on the Strategic Realty Fund’s net assets averaged over the performance period. The performance adjustment reaches a maximum positive or negative average monthly adjustment of 1/12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund outperforms, or underperforms, the investment record of the benchmark by 6.667 percentage points or more over the performance period. As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to 1/12th of an annual rate.

The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

		Total Operating
Fund	Share Class	Expenses
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Real Estate Securities Fund	Class Y	1.20%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%
Kensington Strategic Realty Fund	Class Y	2.00%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Select Income Fund	Class Y	1.35%
Kensington International Real Estate Fund	Class A	1.65%
Kensington International Real Estate Fund	Class B	2.40%
Kensington International Real Estate Fund	Class C	2.40%
Kensington International Real Estate Fund	Class Y	1.40%
Kensington Global Real Estate Fund	Class A	1.50%
Kensington Global Real Estate Fund	Class B	2.25%
Kensington Global Real Estate Fund	Class C	2.25%
Kensington Global Real Estate Fund	Class Y	1.25%
Kensington Global Infrastructure Fund	Class A	1.50%
Kensington Global Infrastructure Fund	Class B	2.25%
Kensington Global Infrastructure Fund	Class C	2.25%
Kensington Global Infrastructure Fund	Class Y	1.25%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the year ended December 31, 200 8, the amounts reimbursed to the Adviser remaining available for reimbursement were as follows:

	Reimbursed From Adviser	Remaining Available
Fund	Year Ended December 31, 2008	for Reimbursement To Adviser
Kensington Real Estate Securities Fund	$(113,367)	$117,303
Kensington International Real Estate Fund	$(177,874)	$177,874
Kensington Global Real Estate Fund	$(200,717)	$386,427
Kensington Global Infrastructure Fund	$(299,818)	$370,128

In 2004, the Adviser informed the Funds’ Board of Trustees that it had received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect. In January 2006, the Adviser made a payment of $790,962 to the Strategic Realty Fund in satisfaction of the settlement amount mutually agreed upon by the Adviser and the Staff. During the Fiscal year ended December 31, 2007, the Strategic Realty Fund received proceeds from a settlement related to this matter in the amount of $395,000 from the Fund’s prior administrator.

The Adviser has voluntarily agreed to reimburse the Strategic Realty Fund for certain legal fees and expenses up to $100,000. The Adviser will not seek repayment for the reimbursed legal fees and expenses. For the year ended December 31, 2008, the Adviser reimbursed the Fund $4,760 of such fees.

US Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator, transfer agent and fund accountant. Quasar Distributors, LLC, an affiliate of USBFS, serve as the Funds’ distributor (the “Distributor”) and principal underwriter.

Certain Officers and Trustees of the Trust are affiliated with the Adviser. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $150,000 from the Trust. Each of the Non-Interested Trustees receives a $3,500 fee for each Board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. Each of the Non-Interested Trustees also receives a $16,000 annual retainer. The Chairman of the Audit Committee receives $750 for each Board meeting attended and an annual retainer of $8,000. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $30,000 ($41,000 for the Audit Committee Chairman). Trustees are also reimbursed for expenses related to their service to the Funds.

Affiliated Company Transactions

The Kensington Select Income Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as “affiliated” companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended December 31, 2008:

KENSINGTON SELECT INCOME FUND

	Share	Aggregate	Aggregate	Net		Share
	Balance	Purchase	Sales	Realized		Balance	Value
Issuer	12/31/07	Cost	Cost	Gain (Loss)	Income	12/31/08	12/31/08
Highland Distressed
Opportunities Inc.	1,099,722	–	5,436,368	(11,052,421)	385,611	–	–
Tortoise Capital Resources
Corporation	852,500	–	9,172,728	(3,771,548)	312,297	–	–
		$–	$14,609,096	$(14,823,969)	$697,908		–

T H E K E N S I N G T O N F U N D S

During 2007, the Select Income Fund’s cumulative purchase of shares in Highland Distressed Opportunities, Inc. and Tortoise Capital Resources Corporation each exceeded certain applicable limits imposed under the Investment Company Act of 1940, which prohibits a registered investment company from acquiring more than 3% of the total outstanding voting stock of another registered investment company. The Fund’s purchases of these investments in excess of the applicable limitation (the “excess investments”) totaled $19,100,598. All of the excess investments were subsequently sold from the Fund during the year ended December 31, 2008. The net realized loss (net of dividend income) on these positions was $5,489,032. Dividend income on these investments was $990,963. It was presented to the Board of Trustees of the Trust that the difference between (i) the net realized loss (net of dividend income) on the Excess Investments and (ii) the net realized loss (net of dividend income) that would have resulted had the money allocated to the Excess Investments been originally invested in a similar manner as the other investments in the Fund, was approximately $1,485,400. Following the review of the facts and circumstances relating to the excess investments by the Board of Trustees of the Fund, the Fund received proceeds of $1,500,000 from a settlement related to this matter from the parties involved.

5. Concentration of Credit Risk

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6. Leverage

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Kensington Select Income Fund maintains a line of credit with JP Morgan Chase up to a maximum amount of $100,000,000. Borrowings under this arrangement bear interest at 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to JP Morgan Chase for the year ended December 31, 2008 was as follows:

		Average Outstanding Demand
Fund	Average Interest Rate	Loan Payable
Kensington Strategic Realty	2.34%	$55,700,885
Kensington Select Income Fund	2.85%	$120,012,509

7. Tax Information

It is the policy of each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Therefore, no federal income tax provision is required.

The tax character of distributions paid to shareholders during the year ended December 31, 2008 was as follows:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
Distribution Paid from:	Fund	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$463,406	$11,059,449	$39,675,756	$88,243	$311,083	$2,953,837
Net Long Term Capital Gains	–	557,512	–	–	–	–
Foreign Taxes Passed Through						467,495
Return of Capital	336,609	2,240,545	16,059,018	2,307,291	99,164	18,494
TOTALS	$800,015	$13,857,506	$55,734,774	$2,395,534	$410,247	$3,439,826

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2008.

The tax character of distributions paid to shareholders during the year ended December 31, 2007 was as follows:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
Distribution Paid from:	Fund	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$1,093,847	$18,320,425	$38,616,727	$12,117,807	$207,474	$707,800
Net Long Term Capital Gains	5,947,118	53,886,129	–	–	2,784	–
Return of Capital	–	–	12,768,311	4,492,550	124,073	–
TOTALS	$7,040,965	$72,206,554	$51,385,038	$16,610,357	$334,331	$707,800

The amount and charter of income and capital gain distributions to be paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are attributable to differing book and tax treatment for the timing of recognition of gains and losses on certain investment transactions.

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in-capital. These reclassifications have no impact on the net asset value of the Funds. As of December 31, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)	Paid In Capital
Real Estate Securities	$(20,625)	$(2,997,175)	$3,017,800
Strategic Realty	(1,271,691)	(23,011,236)	24,282,927
Select Income	2,221,088	13,692,630	(15,913,718)
International Real Estate	4,816,712	(2,504,027)	(2,312,685)
Global Real Estate	(38,556)	28,459	10,097
Global Infrastructure	(273,555)	292,051	(18,496)

T H E K E N S I N G T O N F U N D S

As of December 31, 2008 the components of accumulated earnings on a tax basis were as follows:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
Cost of Investments for Tax Purposes	$21,245,939	$108,163,115	$694,725,272	$111,363,095	$21,789,528	$174,876,167
Gross tax unrealized appreciation	2,024,687	5,126,076	10,665,124	904,444	488,469	1,513,814
Gross tax unrealized depreciation	(6,453,149)	(32,556,179)	(268,623,775)	(49,813,564)	(8,971,761)	(65,321,510)
Net unrealized appreciation (depreciation)	(4,428,462)	(27,430,103)	(257,958,651)	(48,909,120)	(8,483,292)	(63,807,696)
Undistributed ordinary income	–	–	–	–	–	–
Undistributed long-term capital gains	–	–	–	–	–	–
Total distributable earnings	–	–	–	–	–	–
Other accumulated gain/(loss)	(10,147,453)	(186,276,090)	(180,041,185)	(89,667,497)	(11,110,990)	(35,129,121)
Total accumulated gain/(loss)	$(14,575,915)	$(213,706,193)	$(437,999,836)	$(138,576,617)	$(19,594,282)	$(98,936,817)

The differences between book basis and tax basis unrealized appreciation are primarily attributable to the tax deferral of losses on wash sales, Section 1256 mark-to-market and partnership adjustments.

As of December 31, 2008, the following Funds have capital loss carryforwards available to offset future realized capital gains:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
Capital losses expiring in:	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
December 31, 2015	$–	$–	$12,192,886	$2,652,205	$–	$–
December 31, 2016	3,912,970	94,169,609	157,405,438	64,908,383	7,437,238	22,944,101
TOTAL	$3,912,970	$94,169,609	$169,598,324	$67,560,588	$7,437,238	$22,944,101

As of December 31, 2008, the following Funds have deferred, on a tax basis, post-October losses of:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
	$5,927,740	$89,957,216	$10,442,861	$20,494,957	$3,664,874	$12,009,595

Under the current tax law, capital losses realized after October 31 are deferred until the first day of the following fiscal year.

8. Service and Distribution Plan

The Trust, on behalf of each Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate the Distributor for services provided and expenses incurred in connection with the distribution and marketing of shares of the Fund and Servicing of each Fund’s shareholders. Currently, the Distributor is compensated 0.25% per annum of the Class A shares average daily net assets and 1.00% per annum of the Class B and Class C shares average daily net assets.

9. Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In 2007, the funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on any Fund’s net assets or results of operation.

10. Subsequent Events

On February 13, 2009, the Adviser announced that it had agreed to be acquired by Forward Management, LLC. In connection with the proposed acquisition of the Adviser, it is proposed that the Funds will be reorganized with the Forward Funds, the family of mutual funds advised by Forward Management, LLC. The Board of Trustees of the Funds have approved Agreements and Plans of Reorganization pursuant to which: (i) the Strategic Realty Fund, the Select Income Fund and the Global Infrastructure Funds will be merged into newly created funds in the Forward Funds; (ii) the Global Real Estate Fund and the International Real Estate Fund will merge together into a newly created fund in the Forward Funds, the Forward International Real Estate Fund; and (iii) the Real Estate Securities Fund will be merged into an existing Fund in the Forward Funds, the Forward Real Estate Fund. A meeting of the shareholders of the Funds has been scheduled for April 24, 2009 at which shareholders will be asked to vote on the proposed reorganizations. Assuming that shareholder approval of the proposed reorganizations is received, the transaction will be consummated shortly following the shareholder meeting.

T H E K E N S I N G T O N F U N D S

Report of Independent Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of The Kensington Funds

We have audited the accompanying statements of assets and liabilities of The Kensington Funds (comprising, respectively, the Real Estate Securities Fund, Strategic Realty Fund, Select Income Fund, International Real Estate Fund, Global Real Estate Fund, and Global Infrastructure Fund), including the schedules of portfolio investments, as of December 31, 2008, and the related statements of operations and cash flows for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of The Kensington Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and securities sold, not yet purchased as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Kensington Funds at December 31, 2008, the results of their operations and cash flows for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for each of the five fiscal years in the period then ended, in conformity with U.S. generally accepted accounting principles.

San Francisco, California
February 24, 2009

OTHER DISCLOSURES - UNAUDITED

1. PROXY VOTING POLICIES AND PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, without charge, by calling toll-free 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2. PROXY VOTING RECORD

Information regarding how the advisors of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3. FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DEFINITIONS

Basis Point – A measure that equals one one-hundredth of one percent. For example, 20 basis points equal 0.20%.

Cash Flow – The difference between cash receipts and cash expenditures during a given period of time.

Correlation – A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from –1 to +1, indicating perfect negative correlation at –1, absence of correlation at zero, and perfect positive correlation at +1.

Standard Deviation – A measure of the degree to which a fund’s return varies from its previous returns or from the average of all similar funds. The larger the standard deviation, the greater the likelihood (and risk) that a security’s performance will fluctuate from the average return.

4. Supplemental Tax Information

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Real Estate Securities	0.00%
Strategic Realty	0.00%
Select Income	0.00%
International Real Estate	0.00%
Global Real Estate	0.00%
Global Infrastructure	9.95%

T H E K E N S I N G T O N F U N D S

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Real Estate Securities	2.95%
Strategic Realty	44.81%
Select Income	43.89%
International Real Estate	100.00%
Global Real Estate	100.00%
Global Infrastructure	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2008 was as follows:

Real Estate Securities	1.00%
Strategic Realty	98.30%
Select Income	44.30%
International Real Estate	0.00%
Global Real Estate	1.61%
Global Infrastructure	31.21%

For the year ended December 31, 2008, the Kensington Global Infrastructure Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

		Portion of Ordinary Income Distribution
Creditable Foreign Taxes Paid	Per Share Amount	Derived from foreign Sourced Income
$467,495	$0.0633	83.15%

F U N D  M A N A G E M E N T - UNAUDITED

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Number of
		Term of	Principal	Funds in	Other
	Position(s)	Office** and	Occupation(s)	Fund Complex	Directorships
	Held with	Length of	During Past	Overseen	Held by
Name, Address and Age	the Funds	Time Served	Five Years	by Trustee	Trustee

INTERESTED TRUSTEES
John P. Kramer*	Trustee and	Since 2003	President, Kensington	6	None
4 Orinda Way	President		Investment Group, Inc.
Suite 200C			(since August 1993)
Orinda, CA 94563
Age: 51

NON-INTERESTED TRUSTEES
Frank C. Marinaro	Trustee	Since 2003	Portfolio Manager,	6	None
4 Orinda Way			Emery and Howard
Suite 200C			Portfolio Management
Orinda, CA 94563			(since 1993)
Age: 47

David R. Pearce	Trustee	Since 2003	Director of Finance,	6	None
4 Orinda Way			Weston Nurseries
Suite 200C			(since 2005) Private
Orinda, CA 94563			Investor, 2005. From
Age: 49			1996 to 2004, Vice
President, Chief
Financial Officer, and
Treasurer, Geerlings &
Wade (wine retailer)

Robert Sablowksy	Trustee	Since 2006	Senior Vice President	6	The RBB
Orinda Way			since July 2002, and		Fund, Inc.
Suite 200C			prior thereto, Executive
Orinda, CA 94563			Vice President of
Age: 71			Oppenheimer &
Co., Inc., formerly
Fahnestock & Co., Inc.
(a registered
brokerdealer).

*	Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington Investment Group, Inc., the Funds’ investment adviser.
**	Trustees hold their position with the Trust until their resignation or removal.

T H E K E N S I N G T O N F U N D S

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Principal
	Position(s)	Term of Office**	Occupation(s)
	Held with	and Length of	During Past
Name, Address and Age	the Funds	Time Served	Five Years

Paul Gray	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 43

Craig M. Kirkpatrick	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 46

Cynthia M. Yee	Secretary,	Since 2003	From 1994 to present,
4 Orinda Way	Treasurer		Executive Vice President and
Suite 200C	and Chief		Chief Financial Officer of
Orinda, CA 94563	Compliance		Kensington Investment
Age: 43	Officer		Group, Inc.

** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

Board of Trustees Consideration of the Approval of the Continuation of the Investment Advisory Agreements for Certain of the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees is required, on an annual basis, at an in-person meeting of the Board called for such purpose, to consider the continuation of each of the Investment Advisory Agreements with the Adviser. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may reasonably be necessary to allow the Board to properly consider the continuation of the Advisory Agreements.

Accordingly, in connection with an in-person meeting held by the Board on December 5, 2008, at which the Board considered the renewal of each of the Advisory Agreements, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. At such meeting, the Board reviewed relevant information and data provided by the Adviser and the Board met with representatives of the Adviser and discussed with them their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, and matters relating to the distribution and marketing of the Funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the Investment Company Act of 1940, who reviewed with them their duties and responsibilities with respect to their consideration of the continuation of the Advisory Agreements.

In reviewing the proposed continuation of each of the Advisory Agreements at such meeting, the Board noted the applicable investment objectives, strategies and fee arrangements of each Fund, and noted the Adviser’s specialized investment expertise in the area of real estate securities investing and the types of investment strategies utilized by the Adviser with respect to each of the Funds. In considering the differing fee schedules applicable to each of the Funds, the Board discussed with representatives of the Adviser the Adviser’s reasons for assessing different fees in connection with the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of the Adviser various performance and expense information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services and the profitability to the Adviser of managing and advising each of the Funds, as follows:

1. Kensington Real Estate Securities Fund. The Board first reviewed information and materials regarding the Real Estate Securities Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on December 31, 2002. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

T H E K E N S I N G T O N F U N D S

2. Kensington Select Income Fund. The Board next reviewed information and materials regarding the Select Income Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on March 31, 2001. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board members considered the current benchmark index for the Fund in connection with the Fund’s stated investment objective of seeking high current income with the potential for modest long-term growth of capital by investing primarily in real estate securities, and the Board determined that the benchmark selected remained reasonable. The Board also considered and discussed the level of assets in the Fund throughout the year.

3. Kensington Strategic Realty Fund. The Board then reviewed information and materials regarding the Strategic Realty Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on September 15, 1999. In connection with its review of matters with respect to the Fund, the Board considered the terms and conditions of the performance fee arrangement applicable to the Fund and the methodology used to calculate the fee. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

4. Kensington International Real Estate Fund. The Board next reviewed information and materials regarding the International Real Estate Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on April 28, 2006. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

5. Kensington Global Real Estate Fund. The Board next reviewed information and materials regarding the Global Real Estate Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on December 29, 2006. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

6. Kensington Global Infrastructure Fund. The Board next reviewed information and materials regarding the Global Infrastructure Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on June 29, 2007. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

The Board then continued with its review of the proposed continuation of each of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of their benchmarks and other mutual funds in each Funds’ peer group on a long-term basis and over shorter time periods. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Advisory Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (3) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that the Adviser has taken or is taking steps designed to help improve the Fund’s investment performance. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers. They noted the resources dedicated to the Funds by the Adviser, the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, and in particular, they noted the high quality of the personnel providing these services. The Board also reviewed financial information concerning the Adviser relating to its operation of the Funds, including the overall profitability of the relationship with the Funds to the Adviser. The Board took into consideration the extent to which the Adviser bears certain amounts of its own resources to help foster the marketing and distribution of the Funds. In connection with its review of the profitability of the Adviser with respect to its management of the Funds, the Board reviewed with the Adviser the fact that the Funds are not currently subject to any breakpoints on the advisory fees as assets in the Funds increase. Representatives of the Adviser informed the Board that they would be willing to further review the subject of breakpoints on the investment advisory fees in the future in the event that sufficient assets are accumulated in the Funds that would make economies of scale feasible. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds. The Board then reviewed the Adviser’s brokerage practices, including its soft dollar arrangements and its best-execution procedures.

In connection with the Board’s consideration of the continuation of the Advisory Agreements, the Board also took into consideration the fact that the Adviser had agreed to extend the term of an Expense Limitation Agreement between the Adviser and each of the Funds pursuant to which the Adviser has agreed to limit the total operating expenses of each class of shares of the Funds in accordance with the conditions set forth in the Expense Limitation Agreement. The Adviser noted its willingness to continue the current term of the Expense Limitation Agreement through December 31, 2010. The Board considered and discussed the material terms and conditions of the Expense Limitation Agreement and noted that it allows the Adviser to recoup certain previously waived fees under certain circumstances if the total expenses of the subject Fund have been sufficiently reduced as set forth in the Agreement.

In reaching their conclusion with respect to the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use by the Adviser of the Expense Limitation Agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that

T H E K E N S I N G T O N F U N D S

the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable expense limitations on the total operating expenses of the Funds as considered and approved at the meeting.

During the past fiscal year, the Board had also considered and approved a proposed amendment to the Investment Advisory Agreement for the Strategic Realty Fund that would have provided for a change in the Investment Advisory Agreement from one having a performance fee arrangement to one having a fixed management fee arrangement, however, this proposal was not submitted to shareholders for approval and was therefore not adopted. In connection with its consideration of this proposal, the Board took into consideration many of the same factors that they considered at their December 5, 2008 Board meeting when determining to continue the Investment Advisory Agreement for the Strategic Realty Fund, including the performance results of the Fund and the expenses of the Fund. The Board had also considered that the implementation of the fixed management fee arrangement would have potentially provided for more stable fixed operating expenses for the Fund because the amount of the investment management fee would not have fluctuated from year to year based on the performance results of the Fund. If the proposed amended agreement had been approved by shareholders, the proposal would have resulted in the Fund having a fixed management fee of 0.90% of the Fund’s average daily net assets. Because the proposal was not implemented, the Strategic Realty Fund continues to be subject to a performance fee arrangement rather than a fixed management fee arrangement.

INVESTMENT ADVISER
Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Suite 1600
560 Mission Street
San Francisco, CA 94105

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for The Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The Kensington Funds are distributed by Quasar Distributors, LLC.

02/09

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. David R. Pearce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$229,680	$206,000
Audit-Related Fees	$0	$0
Tax Fees	$35,000	$38,700
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	none	none
Registrant’s Investment Adviser	none	none

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

	(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Kensington Funds

By (Signature and Title)	/s/ John P. Kramer
John P. Kramer, President

Date	3/5/09

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Kramer
John P. Kramer, President

Date	3/5/09

By (Signature and Title)	/s/ Cynthia M. Yee
Cynthia M. Yee, Treasurer

Date	3/3/09

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